UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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DIGITAL GENERATION SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 24, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Digital Generation Systems, Inc. (the “Company”), which will be held at the Wingate Inn, 850 W. Walnut Hill Lane, Irving, Texas 75038, on Thursday, August 24, 2006 at 10:00 a.m. local time.

Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed postage-paid envelope at your earliest convenience.

On behalf of the Board of Directors, I would like to express our appreciation of your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Omar A. Choucair Secretary

DIGITAL GENERATION SYSTEMS, INC.
750 W. John Carpenter Freeway, Suite 700
Irving, Texas 75039

Notice of Annual Meeting of Stockholders
to be held August 24, 2006

The Annual Meeting of Stockholders (the “Annual Meeting”) of Digital Generation Systems, Inc. (the “Company”) will be held at the Wingate Inn, 850 W. Walnut Hill Lane, Irving, Texas 75038, on Thursday, August 24, 2006 at 10:00 a. m. local time for the following purposes:

1.    To elect three directors, to serve for a three-year term or until his or her successor has been duly elected and qualified;

2.                 To approve a proposal to amend the Company’s Certificate of Incorporation adopted and recommended by the board of directors to change the name of the Company to “DG FastChannel, Inc.”;

3.                 To ratify and approve the Company’s employee stock purchase plan;

4.                 To ratify and approve the Company’s 2006 long-term stock incentive plan; and

5.    To ratify the selection of KPMG LLP as the Company’s independent accountants for the year ending December 31, 2006.

The foregoing proposals are more fully described in the accompanying Proxy Statement. Only stockholders of record at the close of business on July 7, 2006 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available at the Annual Meeting and at least ten days prior to the Annual Meeting during normal business hours at the Company’s headquarters located at 750 W. John Carpenter Freeway, Irving, Texas 75039 for examination by any stockholder.

Whether or not you plan to attend the Annual Meeting, please date, execute and promptly return the enclosed proxy card to the Company in the enclosed addressed and stamped envelope. You may revoke the proxy at any time before the proxy is exercised by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy card or by attending the Annual Meeting, withdrawing the proxy and voting in person.

By Order of the Board of Directors,

Omar A. Choucair Secretary

July 24, 2006

DIGITAL GENERATION SYSTEMS, INC.
750 W. John Carpenter Freeway, Suite 700
Irving, Texas 75039
972-581-2000

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 24, 2006

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Digital Generation Systems, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders of the Company to be held at the Wingate Inn, 850 W. Walnut Hill Lane, Irving, Texas 75038, on Thursday, August 24, 2006, at 10:00 a. m. local time and at any adjournments or postponements thereof (the “Annual Meeting”). Shares represented by proxy cards in the form enclosed will be voted at the Annual Meeting if the proxy card is properly executed, returned to the Company before the Annual Meeting and not revoked. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy card or by attending the Annual Meeting, withdrawing the proxy and voting in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy. These proxy materials were first mailed to stockholders on or about July 24, 2006.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked to consider proposals to:

1.    elect three directors, to serve for a three-year term or until his or her successor has been duly elected and qualified; and

2.                 approve an amendment to the Company’s Certificate of Incorporation adopted and recommended by the board of directors to change the name of the Company to “DG FastChannel, Inc.”; and

3.                 ratify and approve the Company’s employee stock purchase plan; and

4.                 ratify and approve the Company’s 2006 long-term stock incentive plan; and

5.    ratify the selection of KPMG LLP as the Company’s independent accountants for the year ending December 31, 2006.

The Board of Directors recommends that stockholders vote “FOR” all of the nominees for director and “FOR” each of the other proposals.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s common stock, $0.001 par value (the “Common Stock”), is the only type of security whose holders are entitled to vote at the Annual Meeting. On July 7,2006, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 12,686,851 shares of Common Stock outstanding. Each stockholder of record is entitled to one vote for each share of Common Stock held by such stockholder on July 7, 2006.

Quorum Required

The Company’s Bylaws provide that the holders of a majority of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal One.  Directors are elected by a plurality of the affirmative votes cast by holders of those shares present in person or represented by proxy at the Annual Meeting. The nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Proposal Two.  Approval of the proposal to amend the Company’s certificate of incorporation to change the name of the Company requires the affirmative vote of holders of a majority of the outstanding shares of common stock of the Company. Abstentions and broker non-votes will effectively be votes against the proposal.

Proposal Three.  Approval of the proposal to ratify and approve the Company’s employee stock purchase plan requires the affirmative vote of holders of a majority of those shares present in person or represented by proxy. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as voting on the matter and thus, will not affect the outcome of the voting on the proposal.

Proposal Four.  Approval of the proposal to ratify and approve the Company’s long-term stock incentive plan requires the affirmative vote of holders of a majority of those shares present in person or represented by proxy. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as voting on the matter and thus, will not affect the outcome of the voting on the proposal.

Proposal Five.  Ratification of the appointment of KPMG LLP as the Company’s independent accountants for the year ending December 31, 2006 requires the affirmative vote of holders of a majority of those shares present in person or represented by proxy. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as voting on the matter and thus, will not affect the outcome of the voting on the proposal.

Proxies

Whether or not you are able to attend the Company’s Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company’s Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted “FOR” the nominees of the Board of Directors (as set forth in Proposal One) and “FOR” all of the other Proposals and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy card or by attending the Annual Meeting, withdrawing the proxy and voting in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders.

Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Company currently has seven directors, divided into three classes. The term of one class of directors expires each year. The persons whose names are listed below have been nominated for election as directors by the Board of Directors. A nominee, if elected, will serve until the Annual Meeting in 2009 or until his or her successor has been elected and qualified.

The Board of Directors’ nominees for election as director for a three-year term expiring at the Company’s annual meeting in 2009 are as follows:

Name	Age	Title(s)
Omar A. Choucair (3)	44	Chief Financial Officer and Director
Lisa Gallagher (1)	49	Director
David M. Kantor (1)	49	Director

(1)          Member of the Compensation Committee

(2)          Member of the Audit Committee

(3)          Member of the Executive Committee

Omar A. Choucair joined the Company as Chief Financial Officer in July 1999 and has been a member of the Board of Directors of the Company since November 2000. Prior to joining the Company, Mr. Choucair served as Vice President of Finance for AMFM, Inc. (formerly Chancellor Media Corporation) and served as Vice President of Finance for Evergreen Media Corporation before it was acquired by Chancellor Media Corporation in 1997. Prior to entering the media industry, Mr. Choucair was a Senior Manager at KPMG LLP, where he specialized in media and telecommunications clients. Mr. Choucair received a B.B.A. from Baylor University.

Lisa C. Gallagher has been a member of the Board of Directors of the Company since May 2006 after having served first as a director, and most recently as Chairman of the Board of Directors, of FastChannel Network, Inc. since 2002. Ms. Gallagher has served as the Senior Vice President and Chief Operating Officer of Hawtan Leathers, a privately held international manufacturer of specialty leathers for the garment industry. She previously spent over 20 years as both a commercial as well as investment banker specializing in media transactions. She started her banking career in the early 1980s at the Bank of Boston and in 1997 moved to the bank’s Section 20 investment bank, BancBoston Securities as Managing Director to run their Media & Communications Group. In 1998 she became Managing Director and Group head of the Internet/Media Convergence Group of Robertson Stephens, a leading high technology investment banking firm, upon the BancBoston Securities acquisition of Robertson Stephens. After leaving Robertson Stephens in 2001, she worked for Remy Capital Partners, a small investment banking boutique, before joining Hawtan Leathers in 2003. Ms. Gallagher holds a B.A. from Mount Holyoke College and an M.B.A. from the Simmons Graduate School of Management in Boston.

David M. Kantor has been a member of the Board of Directors of the Company since August 1999. Since 2003, Mr. Kantor has been Vice Chairperson and Chief Executive Officer of Reach Media, a company that develops, acquires and partners in quality media and marketing opportunities targeting the African-American population. Formerly, he was Senior Vice President for Network Operations of AMFM, Inc. (formerly Chancellor Media Corporation) and President of ABC Radio Network, having previously served as Executive Vice President. Prior to joining ABC Radio Network, he held executive positions with Cox Cable and Satellite Music Network. Mr. Kantor holds a B.S. from the University of Massachusetts and an MBA from Harvard Business School.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR THE BOARD OF DIRECTORS.

Directors Continuing in Office

Name	Age	Title(s)	Expiration of Term
Scott K. Ginsburg (3)	53	Chief Executive Officer and Chairman of the Board	2007
Kevin C. Howe (1) (2)	57	Director	2008
Anthony J. LeVecchio (2)	59	Director	2008
William Donner (2)	53	Director	2008

(1)          Member of the Compensation Committee

(2)          Member of the Audit Committee

(3)          Member of the Executive Committee

Scott K. Ginsburg joined the Company in December 1998 as Chief Executive Officer and Chairman of the Board. In July 1999, Matthew E. Devine assumed the responsibilities as Chief Executive Officer, but Mr. Ginsburg remained the Company’s Chairman. Mr. Ginsburg reassumed the responsibilities as Chief Executive Officer of the Company in November 2003 following Mr. Devine’s resignation. Mr. Ginsburg founded the Boardwalk Auto Group in 1998, which consists of several car dealerships located in the Dallas area. From 1997 to 1998, Mr. Ginsburg served as Chief Executive Officer and Director of Chancellor Media Corporation (now AMFM, Inc.). Mr. Ginsburg founded Evergreen Media Corporation in 1988, and was the co-founder of Statewide Broadcasting, Inc. and H&G Communications, Inc. Mr. Ginsburg earned a B.A. from George Washington University in 1974 and a J.D. from Georgetown University in 1978.

Kevin C. Howe has been a member of the Board of Directors of the Company since February 2001. Since 1999, he has been the Managing Partner of Mercury Ventures. Mercury Ventures manages six different funds that invest in emerging technology companies that focus on Internet applications. Mr. Howe serves on the board of The Sage Group, plc. which is traded on the London Stock Exchange. Mr. Howe also sits on the boards of seven privately held technology firms. In 1985, he co-founded DacEasy, an early leader in packaged application software. In 1987, Mr. Howe led the sale of DacEasy to Insilco (a Fortune 500 company). In 1991, Mr. Howe led the carve-out of DacEasy from Insilco and subsequent sale to The Sage Group, plc. which had market capitalization of over $7 billion. He was Chief Executive Officer of the US operations of The Sage Group, plc. responsible for operations and acquisitions until 1999. In 1993, Mr. Howe also co-founded Martin Howe Associates, which was an early leader in the merchant credit card processing industry and a pioneer in wireless solutions. The company was sold in 1997 to PMT Services, Inc., a Nasdaq listed company. Mr. Howe received his MBA from Southern Methodist University in 1976.

Anthony J. LeVecchio has been a member of the Board of Directors of DG Systems since August 2004. Since its formation in 1988, he has been the President of The James Group, a general business consulting firm that has advised clients across a range of high-tech industries. Prior to forming The James Group in 1988, Mr. LeVecchio was the Senior Vice President and Chief Financial Officer for VHA Southwest, Inc., a regional healthcare system. He currently serves on the Board of Directors of Microtune,

Inc., a company that is listed on the Nasdaq National Market, and serves as the Chairman of its Audit Committee. He also currently serves on the Board of Directors of Ascendent Solutions, Inc., a company that is tracked on the OTC Bulletin Board and serves as the Chairman of its Audit Committee.

William Donner has been a member of the Board of Directors of the Company since May 2006 after having served as a director of FastChannel Network, Inc. Since 2004, Mr. Donner has served as CEO of MedCommons, a personal health record storage and transport company. In the early 1980s, Mr. Donner built and ran Precision Business Systems, a Wall Street based systems integrator. Precision Business Systems was sold to Bank of America in 1988 and subsequently, a division was sold to Reuters, PLC, where Mr. Donner ran the Reuters Dealing 2001 and 2002 Trading Services. In 1994, Mr. Donner was named Chief Architect of Reuters where he ran the central research group. Mr. Donner joined the Greenhouse Group, Reuters’ corporate venture capital arm, in 1996. In 1999, Mr. Donner joined Fenway Partners, a private equity fund, where he led the technology investment group. Mr. Donner holds a B.S.E.E. from Massachusetts Institute of Technology.

Corporate Governance

Independence

The Board of Directors has determined, after considering all of the relevant facts and circumstances, that each of Mr. Howe, Mr. Kantor, Mr. LeVecchio, Mr. Donner and Ms. Gallagher is independent from our management, as an “independent director” as defined under the Nasdaq Marketplace Rules. This means that none of those directors (1) is an officer or employee of the Company or its subsidiaries or (2) has any direct or indirect relationship with the Company that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. As a result, the Company has a majority of independent directors as required by the Nasdaq Marketplace Rules.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. A copy of the Company’s Code of Business Conduct and Ethics is available on its website at www.dgsystems.com by clicking first on “About Us,” then on “Code of Ethics.”  The Company will also provide a copy of its Code of Business Conduct and Ethics, without charge, to any stockholder who so requests in writing.

Executive Sessions of Independent Directors

Beginning with meetings held after October 1, 2004, the Company’s independent directors will have executive sessions at which only independent directors are present after every regularly scheduled meeting of the Board of Directors. Mr. Howe will preside over these executive sessions. For information on how to communicate with the Company’s independent directors, please see “—Communications with the Board of Directors” below.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to the Board in care of the Company’s Secretary, Digital Generation Systems, Inc., 750 West John Carpenter Freeway, Suite 700, Irving, Texas 75039. The Board of Directors has delegated responsibility for initial review of stockholder communications to the Company’s Secretary. In accordance with the Board’s instructions, the Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints by users with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to our business, industry, management or Board or committee matters. In addition, the Secretary will make all communications available to each member of the Board, at the Board’s next regularly scheduled meeting.

Board Committees

The Board of Directors of the Company has three standing committees: the Audit Committee, the Compensation Committee and the Executive Committee. None of the directors who serve as members of the Audit Committee or the Compensation Committee are employees of the Company or any of its subsidiaries. The Company has no nominating committee or committee that recommends qualified candidates to the Board of Directors for nomination or election as directors. For further information on director nominations, please see “—Nominations to the Board of Directors” below.

Audit Committee

The Audit Committee operates under an Amended and Restated Charter of the Audit Committee adopted by the Company’s Board of Directors, a copy of which was attached as Appendix A to the Company’s 2004 Proxy Statement.

The Audit Committee’s functions include:

•                    engaging independent auditors and determining their compensation;

•                    making recommendations to the Board of Directors for reviewing the completed audit and audit report with the independent auditors, the conduct of the audit, significant accounting adjustments, recommendations for improving internal controls, and all other significant findings during the audit;

•                    meeting at least quarterly with the Company’s management and auditors to discuss internal accounting and financial controls, as well as results of operations reviews performed by the auditors;

•                    determining the scope of and authorizing or approving any permitted nonaudit services provided by the independent auditors and the compensation for those services; and

•                    initiating and supervising any special investigation it deems necessary regarding the Company’s accounting and financial policies and controls.

The Audit Committee is composed solely of directors who are not officers or employees of the Company and who, the Company believes, have the requisite financial literacy to serve on the Audit Committee, have no relationship to the Company that might interfere with the exercise of their independent judgment, and meet the standards of independence for members of an audit committee under the rules of the Securities and Exchange Commission (the “SEC”) and under the Nasdaq Marketplace Rules.

In accordance with the rules and regulations of the SEC, the preceding paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, notwithstanding any general incorporation by reference of this section of this Proxy Statement into any other filed document.

Messrs. LeVecchio (Chairman), Donner and Howe are the current members of the Audit Committee. The Board of Directors, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. LeVecchio, the Chairman of the Audit Committee, is the sole “audit committee financial expert” on the Audit Committee.

See “Audit Committee Report” below.

Compensation Committee

The Compensation Committee’s functions include:

•                    establishing and administering the Company’s compensation policies;

•                    determining, or recommending to the Board, the compensation of the Company’s executive officers;

•                    administering the Company’s equity compensation plans; and

•                    overseeing the administration of other employee benefit plans and fringe benefits paid to or provided for the Company’s officers.

See “Executive Compensation—Compensation Committee Report” below. Messrs. Howe (Chairman) and Kantor and Ms. Gallagher are the current members of the Compensation Committee. All current members of the Compensation Committee are “independent directors” as defined under the Nasdaq Marketplace Rules.

Executive Committee

The Executive Committee was established in January 2001. The Executive Committee has the authority, between meetings of the Board of Directors, to take all actions with respect to the management of the Company’s business that require action by the Board of Directors, except with respect to certain specified matters that by law must be approved by the entire Board of Directors. Messrs. Ginsburg and Choucair are the current members of the Executive Committee.

Committees and Meetings of the Board of Directors

During 2005, the Board of Directors held thirteen meetings. The Audit Committee held five meetings during 2005, and the Compensation Committee did not have any meetings during 2005. Instead, all issues normally considered by the Compensation Committee were considered by the entire Board of Directors. All persons who were directors during 2005 attended at least 75% of the total of Board meetings and the meetings of committees on which they served.

Nominations to the Board of Directors

The Board of Directors does not have a nominating committee or other committee that recommends qualified candidates to the Board for nomination or election as directors. The Board of Directors believes that, because of its relatively small size, it is sufficient for the independent directors to select or recommend director nominees. The Board of Directors has adopted a nominations process that provides that the Company’s independent directors (as defined under the Nasdaq Marketplace Rules), acting by a majority, are authorized to recommend individuals to the Board of Directors for the Board’s selection as director nominees. Under the rules promulgated by the SEC, the independent directors are, therefore, treated as a “nominating committee” for the purpose of the disclosures in this section of this Proxy Statement.

With respect to the nominations process, the independent directors do not operate under a written charter, but under resolutions adopted by the Board of Directors.

The independent directors are responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board, and for selecting the management nominees for the directors to be elected by the Company’s stockholders at each annual meeting. The independent directors have not established specific minimum age, education, experience or skill requirements for potential directors. The independent directors have, however, been authorized by the Board of Directors to take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

•                    an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•                    the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its stockholders; and

•                    regarding any individual who has served as a director of the Company, his past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his overall contributions to the Board and the Company.

The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Company’s other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board.

The independent directors will consider qualified nominees recommended by stockholders, who may submit recommendations to the independent directors in care of the Company’s Board of Directors through a written notice as described under “—Corporate Governance—Communications with Directors” above. To be considered by the independent directors, a stockholder nomination (1) must be submitted by                 , 2007, (2) must contain a statement by the stockholder that such stockholder holds, and has continuously held for at least a year before the nomination, at least $2,000 in market value or 1% of the shares of Common Stock and that such stockholder will continue to hold at least that number of shares through the date of the annual meeting of stockholders, and (3) must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. Nominees for director who are recommended by the Company’s stockholders will be evaluated in the same manner as any other nominee for director.

Director Compensation

Other than Mr. LeVecchio and except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director other than reimbursement for documented reasonable expenses incurred in connection with attendance at meetings of the Company’s Board of Directors and the committees thereof. Other than Mr. LeVecchio, the Company also does not pay compensation for committee participation or special assignments of the Board of Directors. Mr. LeVecchio is paid $25,000 as an annual retainer, $1,000 for each meeting of the Board attended, and $750 for each meeting of the Audit Committee attended.

In connection with Mr. LeVecchio’s appointment to the Board of Directors, he was granted options to purchase 1,000 (post split basis) shares of Common Stock. Directors who are also employees of the Company are eligible to receive options for Common Stock directly under the 1992 Stock Option Plan and, if officers of the Company, are also eligible to receive incentive cash bonus awards and are eligible to participate in the 1996 Employee Stock Purchase Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company’s outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company’s common stock and their transactions in such common stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2005 fiscal year transactions in the common stock and their common stock holdings and (ii) the written representation received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2005 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent shareholders at all times during the 2005 fiscal year.

Other Information

In September 1999, a civil lawsuit was filed by the SEC in the United States District Court for the Southern District of Florida against Scott Ginsburg, the Chairman of the Board of the Company, his brother and his father. The lawsuit alleged that Mr. Ginsburg had violated the insider trading provisions of the federal securities laws by communicating material, non-public information to his brother in 1996 regarding the securities of EZ Communications, Inc. (“EZ”) and in 1997 regarding the securities of Katz Media, Inc. (“Katz”). The lawsuit further alleged that Mr. Ginsburg’s father and brother, relying upon the information allegedly furnished by Mr. Ginsburg, purchased securities in EZ and Katz, and subsequently profited from the sale of such securities.

In April 2002, a jury found that Mr. Ginsburg did make these communications, known as “tipping,” and therefore concluded that he had violated Sections 10(b) and 14(e) of the Exchange Act and Rules 10b-5 and 14e-3 thereunder. In July 2002, the United States District Court imposed a $1,000,000 civil penalty against Mr. Ginsburg.

Mr. Ginsburg filed a motion asking the Court to set aside its ruling and the verdict of the jury. On December 19, 2002, the United States District Court granted Mr. Ginsburg’s motion for judgment notwithstanding the verdict. The Court overturned the jury verdict in its entirety and set aside the civil penalty.

On February 13, 2003, the SEC filed a Notice of Appeal, seeking to reverse the Court’s decision and challenging the Court’s earlier refusal to impose an injunction against Mr. Ginsburg. On March 19, 2004 a decision of a three-judge panel of the Eleventh Circuit U.S. Court of Appeals reversed the decision by the U.S. District Court for the Southern District of Florida on December 19, 2002. The Court of Appeals (i) reinstated the jury verdict that Mr. Ginsburg had, in matters unrelated to the Company, violated Sections 10(b) and 14(e) of the Exchange Act and Rules 10b-5 and 14e-3 thereunder, (i) reinstated a $1 million civil penalty against Mr. Ginsburg and (iii) remanded the case to the District Court with instructions to enjoin Mr. Ginsburg from violations of the federal securities laws and regulations. The Court of Appeals did not bar Mr. Ginsburg from serving as an officer or director of a public company and the Company’s Board immediately and unanimously moved to affirm Mr. Ginsburg in his capacity as Chairman of the Board of Directors.

PROPOSAL TWO: CHANGE THE NAME OF THE COMPANY

       On May 31, 2006, the Company consummated a merger with FastChannel Network, Inc. (“FastChannel”) pursuant to which FastChannel became a wholly owned subsidiary of the Company.  On                  , 2006, the board of directors adopted a resolution to amend Article First of the Company’s Certificate of Incorporation to change the name of the Company from Digital Generation Systems, Inc. to DG FastChannel, Inc. The board of directors has determined the amendment to be advisable and recommends stockholders vote to approve the amendment. The following is the text of Article First of the Company’s Certificate of Incorporation, as proposed to be amended:

FIRST:      The name of the Corporation is DG FastChannel, Inc.

Approval of the amendment will require the affirmative vote of holders of a majority of the outstanding shares of common stock of the Company. Abstentions and broker non-votes will effectively be votes against the proposal.

The Company believes that the proposed name change will capitalize on the recognition within the industry of both the “DG” and “FastChannel” names. Both names are firmly established in the combined company’s marketing efforts and are readily recognized by advertising agencies and radio and television stations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSED CHANGE OF THE COMPANY’S NAME.

PROPOSAL THREE: APPROVAL OF THE COMPANY’S
EMPLOYEE STOCK PURCHASE PLAN

Description of our 2006 Employee Stock Purchase Plan

The Employee Stock Purchase Plan is intended to encourage our employees to invest in our common stock. We believe that such an investment strengthens the commitment of all our employees to our long-term growth and profitability. The Employee Stock Purchase Plan, in conjunction with the provisions of the Internal Revenue Code, achieves this goal by allowing our employees to purchase our common stock at an attractive price.

Our Board of Directors believes that the Employee Stock Purchase Plan is structured to accomplish these purposes. Accordingly, our Board of Directors approved the Employee Stock Purchase Plan, effective October 1, 2006, and submits the 2006 Employee Stock Purchase Plan to stockholders for ratification and approval at our annual meeting.

General Provisions

The following summary of the Employee Stock Purchase Plan is qualified by reference to the full text of the Employee Stock Purchase Plan which is attached as Exhibit A to this proxy statement.

The Employee Stock Purchase Plan, if approved by the stockholders, is intended to satisfy the requirements of Section 423 of the Internal Revenue code. The Employee Stock Purchase Plan will allow all of our employees who are customarily employed for 20 hours or more per week and for more than five months during a calendar year to authorize after-tax payroll deductions at any whole percentage rate from 1% to 10% of cash compensation (including bonuses, overtime, commissions, profit sharing distributions and incentive-type payments) to be applied toward the purchase of our common stock. There will be 100,000 shares of our common stock reserved for issuance under the Employee Stock Purchase Plan. As of June 30, 2006, there would have been approximately 430 employees eligible to participate in the Employee Stock Purchase Plan. The Employee Stock Purchase Plan will terminate on September 30, 2016, or earlier at the discretion of our Board of Directors or in the event all shares reserved for issuance under the 2006 Employee Stock Purchase Plan have been purchased.

We estimate that the total number of persons who are eligible to purchase shares under the Employee Stock Purchase Plan at present is approximately 430. Because the purchase of shares under the Employee Stock Purchase Plan is at the discretion of each eligible employee pursuant to the terms of the 2006 Employee Stock Purchase Plan, it is not possible to determine which persons (including persons identified as “Named Executive Officers” in this proxy statement, all current executive officers as a group, all current directors who are not executive officers, and all employees, including current officers who are not executive officers, as a group) may purchase shares under the 2006 Employee Stock Purchase Plan.

Separate six-month offerings will commence on January 1 and July 1 of each year. The initial offering period will begin October 1, 2006 and end December 31, 2006. An employee must authorize a payroll deduction before the start of an offering in order to participate in that offering, except that if an employee becomes eligible to participate in the Employee Stock Purchase Plan during an offering period, that employee may elect to participate in accordance with special provisions contained in the Employee Stock Purchase Plan. On the last business day of the offering, the employee will be deemed to have exercised the option to purchase as many shares as the employee’s payroll deduction will allow at the option price. The option price is 95% of the fair market value of our common stock on the last business day of the offering. The fair market value will be the closing sale price of our common stock on the deemed exercise date as quoted on the Nasdaq National Market. Fractional shares will not be purchased; instead, excess funds will roll over into the next offering period unless otherwise designated by the employee. An eligible employee will automatically participate in the next offering following an offering in which the employee participated and purchased shares of our common stock, unless the employee elects not to participate.

An employee may withdraw at any time prior to two weeks before the last day of the offering period. Upon withdrawal, the amount in the employee’s account will be refunded to the employee without interest. An employee may suspend participation in an offering at any time before the first day of the last month of the offering period by reducing his or her payroll deduction percentage election to 0% for the remainder of the offering. In such a case, the amount accumulated in the employee’s account prior to the suspension is not refunded, but is used to purchase shares as described above. An employee who has withdrawn from or suspended participation in an offering may not again participate in the Employee Stock Purchase Plan until the next offering commences.

No employee may purchase more than 250 shares of stock during any single offering. In addition, an employee will not be permitted to purchase any shares under the Employee Stock Purchase Plan if such employee, immediately after such purchase, would own shares possessing 5% or more of the total combined voting power or value of our common stock. The fair market value of all shares purchased by an employee under the Employee Stock Purchase Plan during any calendar year may not exceed $25,000, which is based on the fair market value of our common stock at the beginning of each offering period.

Employees will be responsible for all commissions related to future sales of shares purchased under the Employee Stock Purchase Plan. Employees must notify us of the date and terms of any actual sale that occurs within two years of the beginning of the offering period in which such shares were acquired or within one year from the purchase date.

Our Board of Directors may at any time amend or terminate the Employee Stock Purchase Plan, provided that no employee’s existing rights under any offering already commenced may be adversely affected thereby. Any amendment will be consistent with applicable law, including first obtaining the prior approval of our stockholders if such amendment would increase the number of shares reserved for issuance under the 2006 Employee Stock Purchase Plan or materially modify the eligibility requirements.

Federal Income Tax Consequences Relating to the Employee Stock Purchase Plan

The Employee Stock Purchase Plan is intended to qualify under the provisions of Section 421 and Section 423 of the Internal Revenue Code. Under those provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. However, a participant may become liable for tax upon dispositions of shares acquired under the Employee Stock Purchase Plan, and the tax consequences will depend on how long a participant has held the shares prior to disposition.

If the shares are disposed of (a) at least two years after the date of the beginning of the offering period and (b) at least one year after the stock is purchased in accordance with the Employee Stock Purchase Plan (or, if the employee dies while holding the shares), the following tax consequences will apply. The lesser of (a) the excess of fair market value of the shares at the time of such disposition over the purchase price of the shares (the “option price”), or (b) the excess of the fair market value of the shares at the time the option was granted over the option price will be taxed as ordinary income to the participant. Any further gain upon disposition generally will be taxed at long-term capital gain rates. If the shares are sold and the sales price is less than the option price, there is no ordinary income and the participant has a long-term capital loss equal to the difference. If a participant holds the shares for the holding periods described above, we will not be allowed a federal income tax deduction for the amount determined to be ordinary income to the participant.

If the shares are sold or disposed of (including by way of gift) before the expiration of either the two-year or one-year holding periods described above, the following tax consequences will apply. The amount by which the fair market value of the shares on the date the option is exercised (i.e., the last business day of the offering period or the “termination date”) exceeds the option price will be taxed as ordinary income to the participant. This excess will constitute ordinary income in the year of the sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The balance of any gain will be taxed as a capital gain and will qualify for long-term capital gain treatment if the shares have been held for more than one year following the exercise of the option. If the shares are sold for an amount less than their fair market value as of the termination date, the participant recognizes ordinary income equal to the excess of the fair market value of the shares as of the termination date over the option price, and the participant may recognize a capital loss equal to the difference between the sales price and the value of such shares on the termination date. In the event of an early disposition, we will be allowed a deduction for federal income tax purposes equal to the ordinary income realized by the disposing employee.

We are not required to withhold employment or income taxes upon the exercise of the options under Sections 421 and 423 of the Code.

THE FOREGOING SUMMARY OF THE EFFECT OF THE FEDERAL INCOME TAX UPON PARTICIPANTS IN THE EMPLOYEE STOCK PURCHASE PLAN DOES NOT PURPORT TO BE COMPLETE, AND IT IS RECOMMENDED THAT THE PARTICIPANTS CONSULT THEIR OWN TAX ADVISORS FOR COUNSELING. MOREOVER, THE FOREGOING SUMMARY IS BASED UPON PRESENT FEDERAL INCOME TAX LAWS AND IS SUBJECT TO CHANGE. THE TAX TREATMENT UNDER FOREIGN, STATE, OR LOCAL LAW IS NOT COVERED IN THIS SUMMARY.

Not all of the important information about the 2006 Employee Stock Purchase Plan is contained in the foregoing summary. The full text of the Employee Stock Purchase Plan is attached to this proxy statement as Appendix A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSED ESPP PLAN.

PROPOSAL FOUR: APPROVAL OF THE COMPANY’S
LONG-TERM INCENTIVE STOCK PLAN

Description of our 2006 Long-Term Stock Incentive Plan

The 2006 Long-Term Stock Incentive Plan (the “2006 Plan”) has been adopted to replace the Company’s 1992 Stock Option Plan. In addition, because our directors’ stock option plan has expired recently, the 2006 Plan has been prepared in a manner to enable stock awards to be granted to members of our Board of Directors. The current number of shares subject to the 1992 Plan is 1,495,000 shares, of which, as of July 12, 2006, 619,353 shares have been granted as options and 875,647 shares are remaining for future grants and awards. Upon approval by our stockholders of the 2006 Plan, the 1992 Plan will terminate and the shares identified above as remaining for future grants under the 1992 Plan will cease to be available for grants under the 1992 Plan. The number of shares available for grant under the 1995 Directors’ Plan at the time it expired was 37,181 shares. The number of shares subject to the 2006 Plan is 1,100,000 shares, which represents an increase of approximately 187,000 shares over the number of shares that will cease to be available under the 1992 Plan when it terminates and that were remaining for grant under the 1995 Directors’ Plan when it expired.

The purposes of the 2006 Plan are to:

•                  attract and retain the best available personnel;

•                  provide additional incentives to employees, directors and consultants;

•                  increase the 2006 Plan participants’ interest in our welfare; and

•                  promote the growth and success of our business.

Our Board of Directors believes that the 2006 Plan is structured to accomplish these purposes. Accordingly, our Board of Directors approved the 2006 Plan and submits the 2006 Plan to stockholders for their ratification and approval at our annual meeting.

The following summary of the 2006 Plan is qualified by reference to the full text which is attached as Appendix B to this proxy statement.

General Provisions

The Compensation Committee of our Board of Directors administers the 2006 Plan. In the future, the Board or other committees may be allocated some or all of the Committee’s duties. Our Compensation Committee consists solely of two or more non-employee directors in accordance with 16b-3 under the Securities Exchange Act and outside directors in accordance with the Internal Revenue Code. The Committee is authorized to administer the 2006 Plan in accordance with its terms, including the authority to:

•                  interpret the 2006 Plan and all awards;

•                  establish and amend rules and regulations for the 2006 Plan’s operation;

•                  select recipients of awards;

•                  determine the form, amount and other terms and conditions of awards;

•                  modify or waive restrictions on awards;

•                  amend awards; and

•                  grant extensions.

Our officers and other employees, directors and consultants, in addition to those of our affiliates, are eligible to be selected to participate in the 2006 Plan. Incentive stock options may be granted only to our employees and employees of our subsidiaries in which we own directly or indirectly more than a 50% voting equity interest. Our Compensation Committee has the sole discretion to select participants from among the eligible persons. It is estimated that the total number of persons who are eligible to receive awards under the 2006 Plan at present would not exceed 430.

The aggregate number of shares of common stock which may be issued under the 2006 Plan with respect to awards may not exceed 1,100,000 shares. That limit is subject to adjustment for certain transactions affecting the common stock. Lapsed, forfeited or canceled awards will not count against this limit and can be regranted under the 2006 Plan. However, the cancellation of an option upon exercise of a stock appreciation right granted in tandem with the option will count against the limit. In addition, shares of common stock used to pay the exercise price of an option in a “cashless” exercise through a broker and the shares that are withheld from payment of an award to satisfy tax obligations with respect to the award will count against the above limit. Any and all shares available under the 2006 Plan may be granted to any employee, director or consultant during the term of the 2006 Plan. No person may receive during any fiscal year grants of awards covering more than 100,000 shares of common stock. In connection with a person’s initial service for us or one of our affiliates, a person may be granted awards covering up to an additional 50,000 shares of common stock that will not count against the limit in the preceding sentence. The shares issued under the 2006 Plan may be issued from shares held in treasury or from authorized but unissued shares.

Types of Awards

The 2006 Plan provides for the grant of:

•                  stock options, including incentive stock options and nonqualified stock options;

•                  stock appreciation rights, in tandem with stock options or freestanding;

•                  restricted stock awards; and

•                  performance awards.

Any stock option granted in the form of an incentive stock option must comply with Section 422 of the Internal Revenue Code. Our Compensation Committee may grant awards individually, in combination, or in tandem.

General Award Provisions

All awards will be evidenced by award agreements, as determined by our Compensation Committee. The award will be effective on the date of grant unless the Committee specifies otherwise.

The exercise or measurement price will be at least equal to the fair market value of our common stock. The fair market value generally is determined to be the closing sales price quoted on The Nasdaq Stock Market for the last trading day prior to the date of the grant of the award.

Awards will normally terminate on the earlier of (i) 5 to 10 years from the date of grant, (ii) three months after termination of employment or service for a reason other than death or disability or cause, (iii) six months after death, or (iv) six months after disability. The terms of an individual award agreement may provide for extended periods upon termination of employment or service and may provide for automatic termination of the award upon termination of employment for cause.

Awards are non-transferable except by disposition on death or, in the case of nonqualified stock options, to certain family members, trusts and other family entities as our Compensation Committee may approve.

The Committee may authorize the assumption of awards granted by other entities that are acquired by us or otherwise.

Options

Options granted under the 2006 Plan may be:

•                  incentive stock options, as defined in the Internal Revenue Code, as amended; or

•                  nonqualified options, which do not qualify for treatment as incentive stock options.

Our Compensation Committee selects the recipients of options and sets the terms of the options, including:

•                  the number of shares for which an option is granted;

•                  the term of the option; and

•                  the time(s) when the option can be exercised.

Our Compensation Committee determines how an option may be exercised, including whether the exercise price may be paid in shares of Common Stock in addition to cash. Arrangements may also be made, if permitted by law, for same-day-sale and margin account transactions through NASD dealers.

An option agreement or our Compensation Committee’s procedures may set forth conditions respecting the exercise of an option.

Restricted Stock

Our Compensation Committee will have discretion to make grants of restricted stock. A restricted stock grant entitles the recipient to acquire, at no cost or for a purchase price determined by the Committee on the date of the grant, shares of our common stock subject to such restrictions and conditions as the Committee may determine at the time of the grant. The recipient may have all the rights of a stockholder with respect to the restricted stock. These rights include voting and dividend rights, and they are effective as soon as:

•                  restricted stock is granted (or upon payment of the purchase price for restricted stock if a purchase price is required); and

•                  issuance of the restricted stock is recorded by our transfer agent.

A grant of restricted stock will be subject to non-transferability restrictions, repurchase and forfeiture provisions and such other conditions (including conditions on voting and dividends) as our Compensation Committee may impose at the time of grant.

Any restricted shares cease to be restricted stock and will be deemed “vested” after the lapse of all restrictions. The Committee may in its discretion waive any condition or restriction related to a grant of restricted stock or accelerate the dates on which a grant of restricted stock vests.

If a participant’s employment or service is terminated for any reason prior to shares of restricted stock becoming vested, we have the right, in the discretion of the Committee, to:

•                  repurchase the unvested shares at their purchase price; or

•                  require forfeiture of those shares if acquired at no cost.

Stock Appreciation Rights

Our Compensation Committee may decide that stock appreciation rights may be granted separately or in tandem with the grant of an option. A stock appreciation right is a grant entitling the participant to receive an amount in cash or shares of common stock or a combination thereof, as the Committee may determine, in an amount equal to the increase in the fair market value between the grant and exercise dates of the shares of common stock with respect to which the stock appreciation right is exercised.

A stock appreciation right granted in tandem with an option may be granted only at the time of the grant of the option. A stock appreciation right granted in tandem with an option terminates and is no longer exercisable upon the termination or exercise of the related option. Our Compensation Committee may set the terms and conditions of stock appreciation rights, subject to the limitations set forth in the 2006 Plan.

Performance Awards

Our Compensation Committee may grant performance awards, which are restricted stock awards with forfeiture restrictions that lapse based on the attainment of pre-established performance goals and such other conditions, restrictions and contingencies as the Committee may determine. Performance measures may include future performance by the grantee, us or any subsidiary, division or department.

Payment will be made after the performance period based on the achievement of the performance measures as determined by our Compensation Committee.

Performance Goals

In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly held corporations may be limited to the extent total compensation for certain executive officers exceeds $1 million in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.”

Market-priced options and stock appreciation rights granted under the 2006 Plan will automatically qualify as performance-based awards that are fully deductible without regard to the $1 million deduction limit imposed by Section 162(m). Our Compensation Committee may designate any restricted stock award under the 2006 Plan as qualified performance-based compensation in order to make the income associated with the award fully deductible under Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following performance criteria, which may be expressed in terms of company wide objectives or in terms of objectives that relate to the performance of a division, affiliate, department or function within the company or an affiliate:

•                  Net income as a percentage of revenue;

•                  Earnings per share of our common stock;

•                  Earnings before interest, taxes, depreciation and amortization;

•                  Return on net assets employed before interest and taxes;

•                  Operating margin as a percentage of revenue;

•                  Safety performance relative to industry standards and our annual target;

•                  Strategic team goals;

•                  Net operating profit after taxes;

•                  Net operating profit after taxes per share of our common stock;

•                  Return on invested capital;

•                  Return on assets or net assets;

•                  Total stockholder return;

•                  Relative total stockholder return (as compared with one of our peer groups);

•                  Earnings before income taxes;

•                  Net income;

•                  Free cash flow;

•                  Free cash flow per share of our common stock;

•                  Revenue (or any component thereof);

•                  Revenue growth; or

•                  Any other performance objective approved by our stockholders in accordance with Section 162(m) of the Code.

Performance criteria may also relate to and be measured in terms of individual performance, comparable companies, peer or industry groups or other standard indexes.

Our Compensation Committee must establish the goals prior to the beginning of the period for which these goals relate (or such later date as may be permitted under applicable tax regulations), and our Compensation Committee may not increase any award or, except in the case of certain qualified terminations of employment, waive the achievement of any specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of our Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

Provisions Relating to a Change in Control

The 2006 Plan provides certain benefits in the event of a change in control. A change in control is deemed to have occurred if:

•                  any person acquires beneficial ownership of 50% or more of our voting securities;

•                  as a result of, or in connection with, a tender or exchange offer, merger or other business combination, there is a change in the composition of a majority of our Board of Directors;

•                  we merge or consolidate with another corporation, after which less than 50% of the voting securities of us or the surviving entity outstanding immediately thereafter is owned by our former stockholders;

•                  a tender or exchange offer results in the acquisition of 50% or more of our outstanding voting securities; or

•                  we transfer substantially all of our assets to another corporation or entity which is not one of our affiliates.

Upon the occurrence of a change in control, each award held by our executive officers will immediately vest and become exercisable or released from applicable forfeiture provisions. Upon the occurrence of a change in control, our Board of Directors will negotiate for the surviving entity or other purchaser involved to assume all of our obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital stock of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse, unless the related agreements provide otherwise.

Other Modifications

In the event of specified changes in our capital structure, our Compensation Committee will have the power to adjust the number and kind of shares authorized by the 2006 Plan (including any limitations on individual awards) and the number, exercise price or kinds of shares covered by outstanding awards. The Committee will also have the power to make other appropriate adjustments in awards under the 2006 Plan.

Federal Income Tax Consequences

The Internal Revenue Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize income upon the exercise of a nonqualified option to the extent that the fair market value of the common stock on the date of exercise exceeds the option price. We are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. This deduction is conditioned on us reporting the income to be recognized. When the participant sells the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands, although there will be no tax consequences for us.

The grant of an incentive stock option does not result in taxable income to an employee. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment and holding period requirements in the Internal Revenue Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the employee does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands.

The statutory holding period lasts until the later of:

•                  two years from the date the option is granted; and

•                  one year from the date the common stock is transferred to the employee pursuant to the exercise of the option.

If the employment and statutory holding period requirements are satisfied, we may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If both of these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of:

•                  the fair market value of the common stock on the date of exercise minus the option price; and

•                  the amount realized on disposition minus the option price.

Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the employee’s hands. We are entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the employee.

Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the participant. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the participant for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the restrictions or risk of forfeiture will be included in the participant’s ordinary income as compensation at the time of receipt.

Generally, a participant will not recognize any taxable income upon the award of stock appreciation rights or performance awards. At the time the participant receives the payment for the stock appreciation right or the performance award, the fair market value of shares of common stock or, in the case of a stock appreciation right not settled entirely by common stock, the amount of any cash received in payment for such awards generally is taxable to the participant as ordinary income.

As a general rule, we or one of our subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from awards under the 2006 Plan. The amount of the deduction is the amount of the award that is considered reasonable compensation under the Internal Revenue Code.

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by stockholders. We have structured and intend to implement the 2006 Plan so that resulting compensation would be performance-based compensation, where applicable. To allow us to qualify the compensation, we are seeking stockholder approval of the 2006 Plan and the material terms of the related performance goals.

The exercisability of an option or a stock appreciation right and the payment of performance awards or the elimination of restrictions on restricted stock, may be accelerated as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. We will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

THE FOREGOING SUMMARY OF THE EFFECT OF THE FEDERAL INCOME TAX UPON PARTICIPANTS IN THE 2006 PLAN DOES NOT PURPORT TO BE COMPLETE, AND IT IS RECOMMENDED THAT THE PARTICIPANTS CONSULT THEIR OWN TAX ADVISORS FOR COUNSELING. MOREOVER, THE FOREGOING SUMMARY IS BASED UPON PRESENT FEDERAL INCOME TAX LAWS AND IS SUBJECT TO CHANGE. THE TAX TREATMENT UNDER FOREIGN, STATE, OR LOCAL LAW IS NOT COVERED IN THIS SUMMARY.

Not all of the important information about the 2006 Plan is contained in the foregoing summary. The full text of the 2006 Plan is attached to this proxy statement as Appendix B.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSED LONG-TERM STOCK INCENTIVE PLAN.

PROPOSAL FIVE: RATIFICATION OF KPMG LLP

The Company is asking the stockholders to ratify the appointment of KPMG LLP as the Company’s independent public accountants for the year ending December 31, 2006. The affirmative vote of the holders of a majority of shares present or represented by proxy at the Annual Meeting will be required to ratify the appointment of KPMG LLP.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the Company’s and its stockholders’ best interests.

KPMG LLP has audited the Company’s financial statements since 1999. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2006 (except where otherwise noted), certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s directors, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. As of June 30, 2006, the directors and executive officers of the Company owned 2,645,706 shares of Common Stock entitled to vote, representing 21% of the outstanding shares of Common Stock.

	Shares Beneficially Owned as of June 30, 2006(1)(2)
Beneficial Owner	Number of Shares	Percentage of Class
Scott K. Ginsburg(3) Moon Doggie Family Partnership	3,298,198	24.8%
Omar A. Choucair(4)	61,415	*
CrossPoint Venture Partners The Pioneer Hotel Building 2925 Woodside Road Woodside, CA 94062	1,682,995	13.4%
All directors and executive officers as a group (7 persons)(5)	3,431,914	25.7%

*              Less than 1% of the Company’s common stock.

(1)                                Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to The Company’s knowledge, the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed is 750 West John Carpenter Freeway, Suite 700, Irving, TX 75039

(2)                                The number of shares of common stock outstanding as of June 30, 2006 was 12,581,188. The number of beneficially owned shares includes shares issuable pursuant to stock options and warrants that may be exercised within sixty days after June 30, 2006.  Share totals shown are shown post-split.

(3)                                Based on filings with the Securities and Exchange Commission indicating beneficial ownership. Includes 2,303,531 shares held of record by Scott K. Ginsburg and 292,013 shares held in the name of Moon Doggie Family Partnership, L.P. Scott K. Ginsburg is the sole general partner of Moon Doggie Family Partnership, L.P. Includes options exercisable into 50,829 shares of common stock, warrants issued to Moon Doggie Family Partnership, L.P. exercisable into 300,852 shares of common stock and warrants issued to Scott K. Ginsburg exercisable into 350,973 shares of common stock.

(4)                                Includes options exercisable into 49,363 shares of common stock and warrants exercisable into 8,666 shares of common stock.

(5)                                Includes options exercisable into 125,717 shares of common stock and warrants exercisable into 660,491 shares of common stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following Summary Compensation Table sets forth the compensation earned by the Company’s Chief Executive Officer and the other executive officer (collectively, the “Named Officers”):

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options
Scott K. Ginsburg	2005	$250,000	$—	$12,000	(1)	—
Chairman of the Board and	2004	$250,000	$20,000	$12,462	(1)	—
Chief Executive Officer	2003	$250,000	$—	$12,000	(1)	—

Omar A. Choucair	2005	$200,000	$—	$6,000	(1)	—
Chief Financial Officer	2004	$190,000	$20,000	$6,000	(1)	—
	2003	$184,731	$—	$500	(1)	25,000

(1)           Reimbursement of automobile expenses.

Option Grants

        No stock option grants were made to any Named Officer in 2005 and no stock appreciation rights were granted to any Named Officer during such year.

Repricing/Warrant Modifications

        On December 21, 2005, the Board of Directors approved a proposal to (1) extend the expiration date of certain fully-vested, outstanding warrants to purchase common stock of the Company held by Scott K. Ginsburg and Omar A. Choucair, until December 31, 2010, and (2) reduce the strike price of the warrants to $10.00. Prior to these modifications, Mr. Ginsburg held fully vested warrants as follows: (1) warrant to purchase 146,007 shares of Common Stock, strike price $32.50, with an expiration date of December 20, 2006; (2) warrant to purchase 154,846 shares of Common Stock, strike price $32.50, with an expiration date of February 20, 2008; and (3) warrant to purchase 350,973 shares of Common Stock, strike price $14.40, with an expiration date of March 20, 2008. Prior to the approved modifications, Mr. Choucair held a fully vested warrant to purchase 8,666 shares of Common Stock, strike price $14.40 and an expiration date of March 20, 2008. In recognition of the efforts of Messrs. Ginsburg and Choucair during the previous year, and in order that the foregoing warrants would continue to provide an incentive to each of them, the board of directors determined that such repricing was in the best interests of DG Systems.

        The following table sets forth certain information regarding amendments to warrants held by certain DG Systems’ executive officers. Values shown are pre-reverse split amounts and prices:

		TEN-YEAR OPTION/SAR REPRICINGS				Length of
Name	Date	Number of Securities Underlying options/SAR’s repriced or amended	Market price of stock at time of repricing or amendment	Exercise price at time of repricing or amendment	New Exercise price	original option term remaining as date of repricing or amendment
Scott K. Ginsburg,	12/21/2005	146,007	$5.40	$32.50	$10.00	12 mos
Chairman and		154,846	$5.40	$32.50	$10.00	26 mos
Chief Executive Officer		350,973	$5.40	$14.40	$10.00	27 mos

Omar A. Choucair, Chief Financial Officer	12/21/2005	8,666	$5.40	$14.40	$10.00	27 mos

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information concerning option exercises during 2005 and option holdings as of the end of 2005 with respect to any of the Named Officers. No stock appreciation rights were outstanding at the end of the year.  Values shown are pre-reverse split amounts and prices:

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		in-the-Money Options
	Acquired	Value	Options at Year End		at Year End(1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Scott K. Ginsburg	—	$—	50,726	104	$—	$—
Omar A. Choucair	—	$—	72,905	1,927	$—	$—

(1)           Based on the fair market value of the Common Stock at December 31, 2005, of $5.40 per share, less the exercise price payable for each share.

Employment Contracts and Change in Control Arrangements

Pursuant to the Employment Agreement between Mr. Ginsburg and the Company dated June 22, 2006 (the “CEO Agreement”), the Company agreed to employ Mr. Ginsburg as its Chief Executive Officer from the date of the CEO Agreement through May 31, 2008. Under the CEO Agreement, Mr. Ginsburg is entitled to an annualized base salary of $375,000 and is eligible for an annual bonus of $187,500 for the term of the Agreement. The Company retained the right to increase the base compensation as it deems necessary. In addition, Mr. Ginsburg is entitled to participate in the Company’s stock option plans, is entitled to four weeks of paid vacation per calendar year and is to receive a car allowance totaling $1,000 per month for the term of the CEO Agreement. Finally, during the term of the Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Mr. Ginsburg and his spouse and dependent family members under the Company’s health plan.

The CEO Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the CEO Agreement, if he terminates his employment for Good Reason (as described below), or, is terminated prior to the end of the Employment Term by the Company other than for Cause (as described below) or death, he shall be entitled to all remaining salary to the end of the Employment Term, plus salary from the end of the Employment Term through the end of the first anniversary of the Date of Termination, at the rate of salary in effect on the Date of Termination in a lump sum payment. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause (as described below), or at the end of the Employment Term, he shall not be entitled to further compensation. Following the end of the Employment Term, upon termination of his employment with the Company for any reason other than Cause, but upon ninety days prior written notice if such termination is by him, the Company shall pay to the employee his salary as then in effect for a period of six months. Under the CEO Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company’s principal office by 20 miles, the transfer to an office other than the principal office or a material breach of the CEO Agreement by the Company. Under the CEO Agreement, Cause includes conviction of or a plea of guilty or nolo contendre by the employee to a felony or certain criminal conduct against the Company, habitual neglect of or failure to perform his duties to the Company or any material breach of the CEO Agreement by the employee.

Pursuant to the Amended and Restated Employment Agreement between Mr. Choucair and the Company dated June 22, 2006 (the “CFO Agreement”), the Company agreed to employ Mr. Choucair as its Chief Financial Officer from the date of the CFO Agreement through May 31, 2009. Under the CFO Agreement, Mr. Choucair is entitled to an annualized base salary of $250,000 for the period June 1, 2006 through May 31, 2007 (increasing to $260,000 and $270,000 on the anniversaries of the CFO Agreement during its term) and is eligible for an annual bonus of $75,500 for the term of the Agreement. The Company retained the right to increase the base compensation as it deems necessary. In addition, Mr. Choucair is entitled to participate in the Company’s stock option plans, is entitled to four weeks of paid vacation per calendar year and is to receive a car allowance totaling $500 per month for the term of the CFO Agreement. Finally, during the term of the CFO Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Mr. Choucair and his spouse and dependent family members under the Company’s health plan

The CFO Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the CFO Agreement, if he terminates his employment for Good Reason (as described below), or, is terminated prior to the end of the Employment Term by the Company other than for Cause (as described below) or death, he shall be entitled to all remaining salary to the end of the Employment Term, plus salary from the end of the Employment Term through the end of the third anniversary of the Date of Termination, at the rate of salary in effect on the Date of Termination in a lump sum payment. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause (as described below), or at the end of the Employment Term, he shall not be entitled to further compensation. Following the end of the Employment Term, upon termination of his employment with the Company for any reason other than Cause, but upon ninety days prior written notice if such termination is by him, the Company shall pay to the employee his salary as then in effect for a period of six months. Under the CFO Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company’s principal office by 20 miles, the transfer to an office other than the principal office or a material breach of the CFO Agreement by the Company. Under the CFO Agreement, Cause includes conviction of or a plea of guilty or nolo contendre by the employee to a felony or certain criminal conduct against the Company, habitual neglect of or failure to perform his duties to the Company or any material breach of the CFO Agreement by the employee.

Compensation Committee Report

        The Compensation Committee of the Board of Directors (the “Compensation Committee” or the “Committee”) reviews and approves the Company’s compensation policies. The following is the report of the Compensation Committee describing the compensation policies applicable to the compensation of the Company’s Chief Executive Officer and other executive officer for 2005.

        For 2005, the process utilized by the Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the Chief Executive Officer with respect to the compensation of the

Company’s key executive officers. However, the Committee made the final compensation decisions concerning such officers.

        General Compensation Philosophy.   The Company’s philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of the Company’s executive compensation program is, therefore, to closely align the interests of the executive officers with those of the Company’s stockholders. To achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a portion of the executive total compensation at risk, with payment of that portion tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Compensation Committee currently uses salary, incentive cash bonus awards and long-term stock-based incentives to meet these goals.

        Base Salary.   The base salary component of total compensation is primarily designed to attract, motivate, reward and retain highly skilled executives and to compensate executives competitively within the industry and the marketplace. In establishing base salaries of executive officers, the Compensation Committee evaluates each executive’s salary history, scope of responsibility at the Company, prior experience, past performance for the Company, expected contribution to the Company’s future success and recommendations from management. The Compensation Committee also takes into account the salaries for similar positions at comparable companies in the Company’s industry, based on each individual Committee member’s industry experience, and the position of each executive officer’s base pay relative to the total compensation package, including cash incentives and long-term stock based incentives. In making its salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

        Incentive Cash Bonuses.   Cash bonuses are considered annually based on factors such as competitive trends, overall financial performance of the Company and individual performance of the executive officer. The Compensation Committee has full discretion in determining incentive bonus amounts, which amounts are not required to be tied to any objective criteria or calculation. The Compensation Committee, in its discretion, approved cash bonuses to selected executive officers during 2004. Cash bonuses were not approved during 2005 or 2003.

        Long-Term Incentive Compensation.   The Compensation Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. The Company considers long-term incentives to its Chief Executive Officer and its other executive officers. The purpose of such option grants is to attract and retain the best employee talent available and to create a direct link between executive compensation and the long-term performance of the Company. The Compensation Committee believes that stock options directly motivate its executive officers to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Common Stock on the date of grant. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company, and then only if the market price of the Common Stock appreciates over the option term. The Board of Directors and/or the Compensation Committee consider the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company’s long-term strategic performance goals.

        Chief Executive Officer Compensation.   Mr. Ginsburg joined The Company in December 1998 as Chief Executive Officer and Chairman of the Board. In July 1999 until November 2003, Mr. Ginsburg remained The Company’s Chairman but did not serve as Chief Executive Officer. Mr. Ginsburg reassumed the responsibilities as Chief Executive Officer of The Company in November 2003. Mr. Ginsburg’s compensation was based on his experience and responsibility as well as compensation offered to similarly situated executives.

        Tax Limitation.   Under the Federal tax laws, a publicly held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the stockholders were asked to approve a limitation under the Company’s 1992 Stock Option Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he or she exercises an outstanding option under the 1992 Stock Option Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Since the cash compensation paid to The Company’s executive officers for 2005 did not exceed the $1 million limit per officer and it was not expected that the cash compensation to be paid to any executive officer for 2006 would exceed this limit, the Committee deferred any decision on whether to limit the dollar amount of all other compensation payable to the Company’s executive officers to the $1 million cap.

Respectfully submitted,

COMPENSATION COMMITTEE:
Kevin C. Howe David M. Kantor Lisa Gallagher

Compensation Committee Interlocks and Insider Participation

        The current members of the Compensation Committee are Messrs. Howe (Chairman) and Kantor and Ms. Gallagher. All current members of the Compensation Committee are “independent directors” as defined under the Nasdaq Marketplace Rules. Messrs. Howe and Kantor were the members of the Compensation Committee during 2005. Neither of these individuals were at any time during 2005, or at any other time, an officer or employee of DG Systems.

        No executive officer of DG Systems serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of DG Systems’ Board of Directors or Compensation Committee.

Certain Relationships

None of the Company’s directors or executive officers (1) has entered into any transaction or series of similar transactions with the Company since January 1, 2003, (2) has any relationship, or has had any relationship since January 1, 2003, with the Company, or (3) has outstanding indebtedness, or has had any outstanding indebtedness since January 1, 2003, to the Company, which (in any case) requires disclosure under Item 404 of the SEC’s Regulation S-K.

AUDIT COMMITTEE REPORT

The Audit Committee acts under the Amended and Restated Charter of the Audit Committee of the Board of Directors (the “Audit Committee”), which was adopted by the Board of Directors on September 24, 2004. Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee submits the following report:

The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined under the Nasdaq Marketplace Rules.

Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management to review and discuss the December 31, 2005 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards. The Audit Committee also received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the SEC.

The Audit Committee has considered whether the services provided under other non-audit services are compatible with maintaining the auditor’s independence.

Respectfully submitted,

THE AUDIT COMMITTEE (for the year ended December 31, 2005)

Anthony J. LeVecchio Kevin C. Howe William Donner

The current members of the Audit Committee are Messrs. LeVecchio (Chairman), Donner and Howe. Messrs. LeVecchio (Chairman), Howe and McGarr were the members of the Audit Committee during 2005.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The stockholders re-elected the independent accounting firm KPMG LLP (“KPMG”) to serve as independent auditors of the Company for the year ended December 31, 2005. KPMG have served as the Company’s independent auditors since 1999 and is considered by management of the Company to be well qualified. KPMG has advised the Company that neither it nor any of its members has any financial interest, direct or indirect, in the Company in any capacity.

Fee Disclosure

The following is a summary of the fees billed to the Company by KPMG for professional services rendered for the fiscal years ended December 31, 2005 and December 31, 2004:

	Year Ended December 31,
	2005	2004
Audit Fees(1)	$924,000	$821,000
Audit Related Fees	25,000	25,000
Tax Fees(2)	110,000	74,000
All Other Fees	—	—
Total	$1,059,000	$920,000

(1)                                Audit Fees. These are fees for professional services for the audit of the Company’s annual financial statements, and for the review of the financial statements included in the Company’s filings on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements, including fees relating to compliance with the provisions of the Sarbanes- Oxley Act, Section 404 and audits of acquired entities pursuant to Rule 3.05. The amount for 2005 includes approximately $165,000 for the audit of Media DVX at its acquisition date and $68,000 related to the Registration Statement on Form S-4 relating to the merger with FastChannel, which was in the process of being prepared at the end of 2005. The amount for 2004 includes approximately $211,000 for the audit of AGT at its acquisition date.

(2)                                Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.

        The Audit Committee has considered whether (and has determined that) the provision by KPMG of the services described under Tax Fees is compatible with maintaining KPMG’s independence from management and the Company. In addition, all of the services rendered to the Company by KPMG were pre-approved by the Audit Committee.

STOCK PERFORMANCE TABLE

        The table set forth below compares the cumulative total stockholder return on the Common Stock between December 31, 2000 and December 31, 2005 with the cumulative total return of (i) the Nasdaq Non-Financial Stocks Index and (ii) the Nasdaq Computer and Data Processing Stocks Index, over the same period. This table assumes the investment of $100.00 on December 31, 2000 in the Common Stock, the Nasdaq Non-Financial Stocks Index and the Nasdaq Computer and Data Processing Stocks Index, and assumes the reinvestment of dividends, if any.

        The comparisons shown in the table below are based upon historical data. The Company cautions that the stock price performance shown in the table below is not indicative of, nor intended to forecast, the potential future performance of the Common Stock. Information used in the graph was obtained from information published by Nasdaq and SG Cowen, sources believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG DIGITAL GENERATION SYSTEMS, INC., THE NASDAQ NON-FINANCIAL INDEX,

AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

*$100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

	Cumulative Total Return
	12/00	12/01	12/02	12/03	12/04	12/05
DIGITAL GENERATION SYSTEMS, INC.	100.00	52.24	50.35	105.41	58.82	25.41
NASDAQ NON-FINANCIAL STOCKS INDEX	100.00	77.54	52.52	79.52	86.01	87.67
NASDAQ COMPUTER & DATA PROCESSING STOCKS INDEX	100.00	85.09	62.20	80.62	94.66	94.83

        Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this report or future filings made by the Company under those statutes, the Audit Committee Report, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

STOCKHOLDERS’ PROPOSALS

Proposals of stockholders intended to be presented at the 2007 annual meeting of stockholders must be received by the Company at its offices at 750 W. John Carpenter Freeway, Suite 700, Irving, Texas, 75039,

not later than                  , 2007 and satisfy the conditions established by the SEC for stockholder proposals to be included in the Company’s proxy statement for that meeting. If a stockholder intends to submit a proposal from the floor of the Company’s 2007 annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must provide written notice to the Company no later than                     , 2007. If such a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2007 annual meeting.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s website http://www.sec.gov.

MISCELLANEOUS

The Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares represented by the proxies in accordance with their best judgment and Rule 14a-4 under the Exchange Act.

By Order of the Board of Directors,

Omar A. Choucair Secretary

 July 24, 2006

Appendix A

DIGITAL GENERATION SYSTEMS, INC.
2006 EMPLOYEE STOCK PURCHASE PLAN

1.                                      establishment, PURPOSE AND TERM OF plAN.

1.1          Establishment. The Digital Generation Systems, Inc. 2006 Employee Stock Purchase Plan (the “Plan”) is hereby established effective as of October 1, 2006 (the “Effective Date”).

1.2          Purpose. The purpose of the Plan is to align the interests of the Company with its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3          Term of Plan. The Plan shall continue in effect until the earlier of (a) its termination by the Board, (b) the date on which all of the shares of Stock available for issuance under the Plan have been issued, or (c) the day before the tenth anniversary of the Effective Date.

2.                                      DEFINITIONS AND CONSTRUCTION.

2.1          Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below.

(a)           “Board” means the Board of Directors of the Company.

(b)           “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c)           “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers and authority of the Board granted herein, including specifically the powers and authority described in Section 3, but not the power to amend or terminate the Plan. If the Board does not appoint a Committee, or if a Committee otherwise fails to exist at any time during the term hereof, the Board shall perform the functions of the Committee.

(d)           “Company” means Digital Generation Systems, Inc., a Delaware corporation, or any successor corporation thereto.

(e)           “Compensation” means, with respect to any Offering Period, regular base wages or salary, overtime, bonuses, commissions, profit sharing distributions and other incentive-type payments paid during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. However, Compensation shall not include any contributions (other than contributions under Section 401(k) or 125 of the Code) made on the Employee’s behalf by the Company or any Participating Company to any deferred compensation or welfare benefit program now or hereafter established.

(f)            “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(g)           “Employee” means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while such individual is on any military leave, sick leave, or other bona fide leave of absence approved by the Company of 90 days or less. In the event an individual’s leave of absence exceeds 90 days, the individual shall be deemed to have ceased to be an Employee on the 91st day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

(h)           “Fair Market Value” means, as of any date, the value of the Stock determined as follows:

(i)            If the Stock has an established market by virtue of being listed on any established stock exchange, traded on the Nasdaq National Market or the Nasdaq SmallCap Market or reported on the Over-the-Counter Bulletin Board published by the National Quotation Bureau, Inc., the Fair Market Value of a share of Stock shall be the closing sales price for such a share of Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or if the Stock is listed or traded on more than one exchange or market, the exchange or market with the greatest volume of trading in the Stock) or reported on the Over-the-Counter Bulletin Board on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion, consistent with Section 409A of the Code.

(ii)           In the absence of any such established market for the Stock, the Fair Market Value shall be determined in good faith by the reasonable application by the Committee of a reasonable valuation method in accordance with Section 409A of the Code.

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(i)            “Offering” means an Offering of Stock as provided in Section 6.

(j)            “Offering Date” means, for any Offering, the first day of the Offering Period with respect to such Offering.

(k)           “Offering Period” means a period established in accordance with Section 6.1.

(l)            “Parent Corporation” means any present or future “parent corporation” of the Company as defined in Section 424(e) of the Code.

(m)          “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(n)           “Participating Company” means the Company and each Parent Corporation or Subsidiary Corporation unless any such entity is designated by the Board as not eligible to participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations, if any, shall not be eligible to become Participating Companies.

(o)           “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(p)           “Purchase Date” means for any Offering Period (or Purchase Period, if so determined by the Board in accordance with Section 6.2) the last day of such period.

(q)           “Purchase Period” means a period, if any, established in accordance with Section 6.2.

(r)            “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(s)           “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.

(t)            “Stock” means the Common Stock, $0.001 par value per share, of the Company, as adjusted from time to time in accordance with Section 4.2.

(u)           “Subscription Agreement” means a written agreement in such form as specified by the Company, stating an Employee’s election to participate in the Plan, authorizing payroll deductions under the Plan from the Employee’s Compensation, designating a

3

beneficiary to receive the Participant’s benefits under the Plan, if any, payable as a result of the Participant’s death and requiring the Participant to notify the Company of the details of a “Disqualifying Disposition” as described in Section 19 of any shares of Stock.

(v)           “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

(w)          “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2          Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.                                      ADMINISTRATION.

3.1          Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2          Authority of Officers. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3          Policies and Procedures Established by the Board. The Board may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Board, in its sole discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, (d) determination of the date and manner by which the Fair Market Value of a

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share of Stock is determined for purposes of administration of the Plan, and (e) increasing or decreasing the holding period as set forth in Section 11.3.

4.                                      SHARES SUBJECT TO plan.

4.1          Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 100,000 and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

4.2          Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar changes in the capital structure of the Company, or in the event of any merger, sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and each Purchase Right and in the Purchase Price. If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event (as defined in Section 14)) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, in no event may the Purchase Price be decreased in amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.                                      ELIGIBILITY.

5.1          Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee except the  following:

(a)           any Employee who is customarily employed by the Participating Company Group for 20 hours or less per week; and

(b)           any Employee who is customarily employed by the Participating Company Group for not more than five months in any calendar year. For this purpose, the Board may, on a consistent and uniform basis, credit an Employee’s period of service with an entity acquired by the Company or a Participating Company or with an entity whose assets are acquired by the Company or a Participating Company as service with the Participating Company Group.

5.2          Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if,

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immediately after such grant, such Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

6.                                      OFFERINGS.

6.1          Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by sequential Offerings of approximately six months duration, each of which shall constitute an Offering Period for purposes of the Plan. The first Offering Period shall commence on the Effective Date and end on December 31, 2006. Subsequent Offerings shall commence on the first day of January and July of each year and end on the last day of the following June and December, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different duration for one or more future Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-four (24) months. If the first or last day of an Offering Period is not a day on which the national or regional securities exchange or market system constituting the primary market for the Stock is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period.

6.2          Purchase Periods. If the Board so determines, in its discretion, each Offering Period may consist of two or more consecutive Purchase Periods having such duration as the Board shall specify, and the last day of each Purchase Period shall be a Purchase Date. If the first or last day of a Purchase Period is not a day on which the national or regional securities exchange or market system for the Stock, as the case may be, is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Purchase Period.

7.                                      PARtICIPATION IN this PLAN.

7.1          Initial Participation. Except as otherwise provided in this Section 7.1, an Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the office designated by the Company not later than the close of business for such office on the Subscription Date established by the Company for such Offering Period, which shall be before the first day of the relevant Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. Notwithstanding the foregoing provisions of this Section 7.1, an Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall be eligible to participate in such Offering Period if the Eligible Employee delivers a properly completed Subscription Agreement to the office designated by the Company not later than the close of business for such office on the earlier of

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(i) thirty days before the Purchase Date for such Offering Period or (ii) the tenth business day following the date the Employee became an Eligible Employee.

7.2          Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the Purchase Date of each Offering Period in which the Participant participates provided that such Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not (a) withdrawn from the Plan pursuant to Section 12.1, (b) elected to stop deductions during the immediately preceding Offering Period as provided in Section 10.3, or (c) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8.                                      RIGHT TO PURCHASE shares.

8.1          Grant of Purchase Right. Except as set forth below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase that number of shares equal to the quotient of (i) the aggregate payroll deductions withheld on behalf of such Participant during the Offering Period, divided by (ii) the Purchase Price for that Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.

8.2          Offering Period Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, the maximum number of shares of Stock that may be purchased under the Plan by a Participant during any Offering Period is 250 shares.

8.3          Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds $25,000 in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section 8.3 shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

9.                                      PURCHASE PRiCE.

The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the

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Board; provided, however, that the Purchase Right shall not be less than ninety-five percent (95%) of the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be ninety-five percent (95%) of the Fair Market Value of a share of Stock on the Purchase Date.

10.                               ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL deduction.

Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1        Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each payday during an Offering Period shall be determined by the Participant Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each payday during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of a election pursuant to Section 10.3 to stop deductions made effective following the first payday during an Offering) or more than ten percent (10%). Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of any future Offering Date.

10.2        Commencement of Payroll Deductions. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3        Election to Change or Stop Payroll Deductions. A Participant may not elect to increase or decrease the rate of deduction from his or her Compensation during an Offering Period. However, at any time prior to the two-week period ending on the last day of an Offering Period, a Participant may elect to stop deductions from his or her Compensation for such Offering Period by delivering to the Company’s designated office an amended Subscription Agreement authorizing such cessation of deductions on or before the “Change Notice Date.”  The “Change Notice Date” shall be a date prior to the beginning of the first payday period for which such election is to be effective as established by the Company from time to time and announced to the Participants. Unless otherwise established by the Company, the Change Notice Date shall be the seventh day prior to the beginning of the first pay period for which such election is to be effective. A Participant who elects to cease his or her payroll deductions shall nevertheless remain a Participant in the current Offering Period with respect to deductions made before the effective date of such change unless such Participant withdraws from the Plan as provided in Section 12.1.

10.4        Administrative Suspension of Payroll Deductions. The Company may, in its sole discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could

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reasonably be anticipated to purchase the maximum number of shares of Stock permitted during a calendar year under the limit set forth in Section 8.3. Payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement at the beginning of the next Offering Period the Purchase Date of which falls in the following calendar year.

10.5        Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

10.6        No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan.

10.7        Voluntary Withdrawal from Plan Account. A Participant may, during an Offering Period, withdraw all but not less than all of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company’s designated office a written notice on a form provided by the Company for such purpose at any time prior to the two-week period ending on the last day of the Offering Period. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the Participant’s notice of withdrawal and the Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section 10.7, establish a minimum dollar amount that must be retained in the Participant’s Plan account, or terminate the withdrawal right provided by this Section.

11.                               PURCHASE OF SHARES.

11.1        Exercise of Purchase Right. On each Purchase Date of a Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before the Purchase Date.

11.2        Pro Rata Allocation of Shares. In the event that the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share resulting from such

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pro rata allocation to any Participant shall be disregarded and the amount associated with such fractional share shall be returned to the Participant as soon as administratively practicable.

11.3        Issuance of Certificates and Required Holding Period. As soon as practicable after each Purchase Date, the Company shall arrange the issuance on behalf of each Participant, as appropriate, of a certificate representing the shares acquired by the Participant on such Purchase Date and the delivery of such certificate to or on behalf of the Participant. As provided in Section 19 and in a Participant’s Subscription Agreement, a Participant may be required to notify the Company if any shares of Stock are sold prior to the expiration of the dates described in Section 423(a)(1) of the Code. Shares issued under the Plan shall be registered in the name of the Participant, or if requested by the Participant in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

11.4        Return of Cash Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain such amount in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period, as the case may be.

11.5        Tax Withholding. At the time a Participant’s Purchase right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provisions for the federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

11.6        Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7        Reports to Participants. Each Participant who has exercised all of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section 11.7 may be delivered in such form and by such means, including by electronic transmissions, as the Company may determine.

12.                               WITHDRAWAL FROM THE PLAN.

12.1        Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company’s designated office a written notice of

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withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the two-week period ending on the last day of an Offering Period. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company’s designated office for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2        Return of Payroll Deductions. Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant’s accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant’s interest in the Plan shall terminate. Such accumulated payroll deductions to be refunded in accordance with this Section 12.2 may not be applied to any other Offering under the Plan.

13.                               TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the payroll deductions credited to the Participant’s Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or in the case of the Participant’s death, to the Participant’s designated beneficiary, or if none, to the Participant’s legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirement of Sections 5 and 7.1.

14.                               CHANGE IN CONTROL.

14.1        Definitions.

(a)           An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation of the Company with or into another entity; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company.

(b)           A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the

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outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

14.2        Effect of Change in Control on Purchase Rights. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation, or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may assume the Company’s rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company’s rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Offering Period (or Purchase Price) shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

14.3        Dissolution of Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of the proposed action, unless otherwise provided by the Board, and the payroll deductions credited to the Participants’ Plan accounts shall, as soon as practicable, be returned to the Participants.

15.                               NONTRANSFERABILITY OF PURCHASE RIGHTS.

A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

16.                               COMPLIANCE WITH SECURITIES LAW.

The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal and state law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the

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authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17.                               RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time and for any reason.

18.                               LEGENDS.

The Company may at any time place legends or other identifying symbols referencing any applicable federal or state securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section.

19.                               NOTIFICATION OF SALE OF SHARES.

The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right (a “Disqualifying Disposition”), whichever is later. Any such notice requirement regarding a Disqualifying Disposition will be contained in the Participant’s Subscription Agreement. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the lapse of the Disqualifying Disposition time periods with respect to such Purchase Right. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

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20.                               NOTICES.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.                               INDEMNIFICATION.

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

22.                               AMENDMENT OR TERMINATION OF THE PLAN.

The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, other than as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable federal or state securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within 12 months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan, would change the definition of the corporations that may be designated by the Board as Participating Companies or would be required under the Code, applicable securities laws or the rules of any securities exchange or market system upon which the Stock may then be listed. In the event that the Board approves an amendment to increase the number of shares authorized for issuance under the Plan (the “Additional Shares”), the Board, in its sole discretion, may specify that such Additional Shares may only be issued pursuant to Purchase Rights granted after the date on which the stockholders of the Company approve such amendment, and such designation by the Board shall not be deemed to have adversely affected any Purchase Right granted prior to the date on which the stockholders approve the amendment.

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Appendix B

DIGITAL GENERATION SYSTEMS, INC.
2006 LONG-TERM STOCK INCENTIVE PLAN

1.             ESTABLISHMENT OF PLAN.  Digital Generation Systems, Inc. establishes the “Digital Generation Systems, Inc. 2006 Long-Term Stock Incentive Plan,” effective as of the Effective Date. Options granted under the Plan shall be subject to the terms and conditions of the Plan as set forth herein, as it may be amended from time to time.

2.             PURPOSE.  The purposes of the Plan are (i) to offer selected Employees, including Officers, Directors and Consultants of the Company and its Affiliates an equity ownership interest and opportunity to participate in the growth and financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, (iii) to create long-term value and to provide incentives to such Employees, Directors and Consultants by means of market-driven and performance-related stock-based awards to achieve long-term performance goals, and (iv) to promote the growth and success of the Company’s business by aligning the financial interests of Employees, Directors and Consultants with that of the other stockholders of the Company. Toward these objectives, the Plan provides for the grant of Options, Stock Appreciation Rights and Restricted Stock Awards, some of which may be Performance Awards.

3.             DEFINITIONS.  As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:

(a)           “Affiliate” means (i) any corporation, partnership or other entity which owns, directly or indirectly, a majority of the voting equity securities of the Company, (ii) any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (iii) with respect to an Option that is intended to be an Incentive Stock Option, (A) any “parent corporation” of the Company, as defined in Section 424(e) of the Code or (B) any “subsidiary corporation” of the Company as defined in Section 424(f) of the Code, any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the “affiliated group” as defined in Section 1504(a) of the Code of which the Company is the common parent, and any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted; provided, however, that in each case the Affiliate must be consolidated in the Company’s financial statements.

(b)           “Award” means any right granted under the Plan, including an Option, a Stock Appreciation Right, a Restricted Stock Award and a Performance Award, and whether granted singly or in combination, to a Grantee pursuant to the terms, conditions and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

(c)           “Award Agreement” means a written agreement with a Grantee with respect to any Award, including any amendments thereto, and includes an Option Agreement, a Stock Appreciation Rights Agreement and a Restricted Stock Agreement.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Cause” means the meaning set forth in a then-effective written employment agreement between the Grantee and the Company or an Affiliate or, in the absence of such a definition in a then-effective written employment agreement (in the determination of the Committee), shall mean (i) the habitual neglect of the Grantee’s duties or failure by the Grantee to perform or observe any substantial lawful obligation of the Grantee’s duties to the Company or any Affiliate that is not remedied within thirty (30) days after written notice thereof from the Company or the Board, (ii) an intentional violation or failure by the Grantee to satisfy any policy or written agreement with the Company or an Affiliate, (iii) the involvement by the Grantee in a transaction or act in connection with the performance of duties to the Company or any Affiliate which transaction or act is adverse to the interests of the Company or any Affiliate, (iv) the intentional engagement by the Grantee in unfair competition with the Company or any Affiliate, (v) the use of alcohol or drugs by the Grantee in a manner that affects the Grantee’s job performance or could reasonably be expected to adversely affect the reputation of the Company or any Affiliate, or (vi) the conviction of, or plea of nolo contendere by the Grantee to, a felony or misdemeanor involving fraud, embezzlement, theft or dishonesty or other criminal conduct against the Company or any Affiliate.

(f)            “Change in Control” of the Company means the occurrence of any of the following events:  (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 50 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company.

(g)           “Chief Executive Officer” means the individual serving at any relevant time as the chief executive officer of the Company.

(h)           “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.

(i)            “Committee” means the committee (or committees), as constituted from time to time, of the Board that is appointed by the Board to administer the Plan, or if no such committee is appointed (or no such committee shall be in existence at any relevant time), the term “Committee” for purposes of the Plan shall mean the Board; provided, however, that while the Common Stock is publicly traded, the Committee shall be a committee of the Board consisting

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solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary and deemed desirable by the Board from time to time in each case to satisfy such requirements with respect to Awards granted under the Plan. While the Common Stock is listed for trading on any national securities exchange or quoted on the Nasdaq Stock Market, the Committee’s members shall also satisfy the “independence” criteria or be “independent directors” to the extent required under the rules and regulations of the exchange or the Nasdaq Stock Market, as applicable. While the Common Stock is not listed for trading on any national securities exchange or quoted on the Nasdaq Stock Market, within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Awards or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may assume any or all of the powers and responsibilities prescribed for the Committee, and to the extent it does so, the term “Committee” as used herein shall also be applicable to the Board.

(j)            “Common Stock” means the Common Stock, $0.001 par value per share, of the Company or the common stock that the Company may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value) in replacement or substitution thereof.

(k)           “Company” means Digital Generation Systems, Inc., a Delaware corporation.

(l)            “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Affiliate to render consulting or advisory services to the Company or such Affiliate and who is a “consultant or advisor” within the meaning of Rule 701 promulgated under the Securities Act or Form S-8 promulgated under the Securities Act, including any foreign national who, but for the laws of his country, would be an employee of the Company or an Affiliate.

(m)          “Continuous Service” means that the provision of services to the Company or an Affiliate in any capacity of Employee, Director or Consultant is not interrupted or terminated. Except as otherwise provided in a particular Award Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate in any capacity of Employee, Director or Consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.

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(n)           “Covered Employee” means the Chief Executive Officer and the four other most highly compensated officers of the Company for whom total compensation is required to be reported to stockholders under Regulation S-K, as determined for purposes of Section 162(m) of the Code.

(o)           “Director” means a member of the Board.

(p)           “Disability” means the “disability” of a person (i) as defined in a then-effective written employment agreement with the Company or an Affiliate that covers such person, (ii) if such person is not covered by a then-effective written employment agreement with the Company or an Affiliate, as defined in a then-effective long-term disability plan maintained by the Company that covers such person, or (iii) if neither a then-effective employment agreement or a long-term disability plan exists at any relevant time covering such person, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(q)           “Effective Date” means the date the Plan was approved by the stockholders at the Company’s 2006 annual meeting.

(r)            “Employee” means any person, including an Officer or Director, who is employed, within the meaning of Section 3401 of the Code, by the Company or an Affiliate. The provision of compensation by the Company or an Affiliate to a Director solely with respect to such individual rendering services in the capacity of a Director, however, shall not be sufficient to constitute “employment” by the Company or that Affiliate.

(s)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(t)            “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)            If the Common Stock has an established market by virtue of being listed on any established stock exchange, traded on the Nasdaq National Market or the Nasdaq SmallCap Market or reported on the Over-the-Counter Bulletin Board published by the National Quotation Bureau, Inc., the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or if the Common Stock is listed or traded on more than one exchange or market, the exchange or market with the greatest volume of trading in the Common Stock) or reported on the Over-the-Counter

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Bulletin Board for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable. If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion consistent with Section 409A of the Code.

(ii)           In the absence of any such established market for the Common Stock, the Fair Market Value shall be determined in good faith by the reasonable application by the Committee of a reasonable valuation method in accordance with Section 409A of the Code.

(u)           “Grantee” means an Employee, Director or Consultant to whom an Award has been granted under the Plan.

(v)           “Incentive Stock Option” means an Option granted to an Employee under the Plan that meets the requirements of Section 422 of the Code.

(w)          “Non-Employee Director” means a Director who either (i) is not an  Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(x)            “Non-Qualified Stock Option” means an Option granted under the Plan that is not intended to be an Incentive Stock Option.

(y)           “Officer” means a person who is an “officer” of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

(z)            “Option” means an Award in the form of a stock option granted pursuant to Section 8 of the Plan to purchase a specified number of shares of Common Stock during the Option period for a specified exercise price, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.

(aa)         “Option Agreement” means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb)         “Optionee” means an individual to whom an Option has been granted under the Plan.

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(cc)         “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or an “affiliated corporation” at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(dd)         “Performance Award” means a Restricted Stock Award granted under Section 11 of the Plan to a Grantee who is an Employee that becomes vested and earned solely on account of the attainment of a specified performance target in relation to one or more Performance Goals.

(ee)         “Performance Goals” mean, with respect to any Performance Award, the business criteria (and related factors) selected by the Committee at the time of grant to measure the level of performance of the Company during the Performance Period, in each case, prepared on the same basis as the financial statements published for financial reporting purposes, except as adjusted pursuant to Section 11(f). The Committee may select as the Performance Goals for a Performance Period any one or combination of the following business criteria that apply to the Grantee of the Performance Award, one or more business units, divisions or Affiliates or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies, as interpreted and defined, in each case, by the Committee, which business criteria (to the extent applicable) will be determined in accordance with generally accepted accounting principles:

(i)            Net income as a percentage of revenue;

(ii)           Earnings per share of Common Stock;

(iii)          Earnings before interest, taxes, depreciation and amortization;

(iv)          Return on net assets employed before interest and taxes;

(v)           Operating margin as a percentage of revenue;

(vi)          Safety performance relative to industry standards and the Company annual target;

(vii)         Strategic team goals;

(viii)        Net operating profit after taxes;

(ix)           Net operating profit after taxes per share of Common Stock;

(x)            Return on invested capital;

(xi)           Return on assets or net assets;

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(xii)          Total stockholder return;

(xiii)         Relative total stockholder return (as compared with a peer group of the Company);

(xiv)        Earnings before income taxes;

(xv)         Net income;

(xvi)        Free cash flow;

(xvii)       Free cash flow per share of Common Stock;

(xviii)      Revenue (or any component thereof);

(xix)         Revenue growth; or

(xx)          Any other performance objective approved by the stockholders of the Company in accordance with Section 162(m) of the Code.

(ff)           “Performance Period” means that period established by the Committee at the time any Performance Award is granted or, except in the case of any grant to a Covered Employee, at any time thereafter, during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

(gg)         “Plan” means this Digital Generation Systems, Inc. 2006 Long-Term Stock Incentive Plan as set forth herein and as it may be amended from time to time.

(hh)         “Qualifying Shares” means shares of Common Stock which either (i) have been owned by the Grantee for more than six (6) months and have been “paid for” within the meaning of Rule 144 promulgated under the Securities Act, or (ii) were obtained by the Grantee in the public market.

(ii)           “Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

(jj)           “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 10(b) of the Plan and set forth in the related Restricted Stock Agreement.

(kk)         “Restricted Stock Agreement” means the written agreement evidencing the grant of a Restricted Stock Award executed by the Company and the Grantee, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

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(ll)           “Restricted Stock Award” means an Award granted under Section 10 of the Plan to a Grantee of shares of Common Stock issued to the Grantee for such consideration, if any, and subject to such restrictions on transfer, forfeiture provisions and other terms and conditions as are established by the Committee.

(mm)       “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.

(nn)         “Section” means a section of the Plan unless otherwise stated or the context otherwise requires.

(oo)         “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(pp)         “Stock Appreciation Right” means an Award granted under Section 9 of the Plan to receive all or some portion of the increase in the value of the shares of Common Stock to which such right relates as provided in Section 9 hereof.

(qq)         “Stock Appreciation Right Agreement” means a written agreement with a Grantee with respect to an Award of Stock Appreciation Rights, including any amendments thereto. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(rr)           “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

4.             TYPES OF INCENTIVE AWARDS AVAILABLE UNDER THE PLAN.  Awards granted under the Plan may be (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, and (v) Performance Awards. An Option may be granted in tandem with a Stock Appreciation Right.

5.             SHARES SUBJECT TO PLAN.

(a)           Maximum Shares Subject to Plan. Subject to adjustment pursuant to Section 13(a) hereof, the total amount of Common Stock with respect to which Awards may be granted under the Plan shall not exceed 1,100,000 shares. At all times during the term of the Plan, the Company shall reserve and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan. The number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise or settlement of an Award. Any shares of Common Stock covered by an Award (or a portion of an Award) that is forfeited or canceled or that expires without being exercised or settled shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which

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may be issued under the Plan and shall again be available to be subject to Awards under the Plan. If an Option is issued in tandem with a Stock Appreciation Right and all or a portion of the Option is cancelled as provided for in Section 9(b)(iii) in connection with the exercise of the related Stock Appreciation Right, the shares of Common Stock that were subject to the portion of the Option so cancelled will not again be available for grant under the Plan. In addition, shares of Common Stock withheld pursuant to the Plan to pay taxes and shares of Common stock used in the exercise of an Option as described in Section 8(d) in a “same day” or “margin” arrangement shall reduce the number of shares available for Awards under the Plan. Nothing in this Section 5 shall impair the right of the Company to reduce the number of outstanding shares of Common Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Common Stock shall (i) impair the validity of any outstanding Award, whether or not that Award is fully vested or exercisable, or (ii) impair the status of any shares of Common Stock previously issued pursuant to an Award as duly authorized, validly issued, fully paid and nonassessable. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Common Stock, or (ii) Common Stock held in the treasury of the Company, in each situation as the Committee may determine from time to time in its sole discretion.

(b)           Registration and Listing of Shares. From time to time, the Board and appropriate Officers shall be and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges and other appropriate persons to register, list and otherwise make shares of Common Stock available for issuance pursuant to Awards.

6.             ELIGIBILITY.  Awards other than Incentive Stock Options may be granted to Employees, Officers, Directors, and Consultants. Incentive Stock Options may be granted only to Employees (including Officers and Directors who are also Employees), as limited by clause (iii) of Section 3(a). The Committee, in its sole discretion, shall select the recipients of Awards. A Grantee may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Employee, Officer, Director or Consultant shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.

7.             LIMITATION ON INDIVIDUAL AWARDS.  No person shall be granted Awards during any fiscal year of the Company covering more than 100,000 shares of Common Stock. Notwithstanding the preceding sentence, in connection with the commencement of a person’s Continuous Service, a person may be granted Awards covering up to an additional 50,000 shares of Common Stock that shall not count against the limit in the preceding sentence. The limitations set forth in the preceding sentences shall be applied in a manner which will permit compensation generated under the Plan, where appropriate, to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares of Common Stock subject to Options or other Awards that are canceled or repriced.

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8.             OPTIONS.

(a)           Grant of Options. The Committee shall determine (i) whether each Option shall be granted as an Incentive Stock Option or as a Non-Qualified Stock Option and (ii) the provisions, terms, and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, forfeiture provisions, methods of payment,  and all other terms and conditions of the Option.

(b)           Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of Section 422 of the Code) granted under any other incentive stock option plan of the Company or an Affiliate shall not exceed $100,000. If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Optionee are exercisable for the first time by such Optionee during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute incentive stock options within the meaning of Section 422 of the Code and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options. If the Code is amended after the effective date of the Plan to provide for a different limit than the one described in this Section 8(b), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

(c)           Acquisitions and Other Transactions. Notwithstanding the provisions of Section 12(g), in the case of an Option issued or assumed pursuant to Section 12(g), the exercise price and number of shares for the Option shall be determined in accordance with the principles of Sections 409A and 424(a) of the Code. The Committee also may grant Options under the Plan in settlement of or substitution for, outstanding options or obligations to grant future options in connection with the Company or an Affiliate acquiring another entity, an interest in another entity or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction.

(d)           Payment or Exercise. Payment for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Optionee and approved by the Committee, in one or more of the following methods which must be stated in the Option Agreement (at the date of grant with respect to any Option granted as an Incentive Stock Option) and where permitted by law:  (i) if the Common Stock has an established market as described in clause (i) of Section 3(t), through a “same day sale” arrangement between the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (ii) if the Common Stock has an

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established market as described in clause (i) of Section 3(t), through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; or (iii) by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company). No shares of Common Stock may be issued until full payment of the purchase price therefor has been made.

(e)           Modification, Extension and Renewal of Options. The Committee shall have the power to modify, cancel, extend or renew outstanding Options and to authorize the grant of new Options and/or Restricted Stock Awards in substitution therefor (regardless of whether any such action would be treated as a repricing for financial accounting or other purposes), provided that (except as permitted by Section 13(a) of the Plan) any such action may not, without the written consent of any Optionee, (i) impair any rights under any Option previously granted to such Optionee, (ii) cause the Option or the Plan to become subject to Section 409A of the Code, or (iii) cause any Option to lose its status as “performance-based” compensation under Section 162(m) of the Code. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

(f)            Privileges of Stock Ownership. No Optionee will have any of the rights of a stockholder with respect to any shares of Common Stock subject to an Option until such Option is properly exercised and the purchased shares are issued and delivered to the Optionee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of such issuance and delivery, except as provided in the Plan.

9.             STOCK APPRECIATION RIGHTS.

(a)           Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon exercise of the right, shares of Common Stock or their cash equivalent in an amount equal to the increase in Fair Market Value of the Common Stock between the grant and exercise dates. The Committee, from time to time, subject to the terms and provisions of the Plan, may grant to an eligible Employee, Director or Consultant Stock Appreciation Rights if (i) the exercise price of the Stock Appreciation Right is not less than the Fair Market Value of the Common Stock on the grant date of the Award, (ii) the Stock Appreciation Right will be settled only in shares of Common Stock (unless settlement in the form of cash would not cause a Stock Appreciation Right or the Plan to become subject to Section 409A of the Code), and (iii) the Stock Appreciation Right does not include any feature for the deferral of compensation other than the time between the Stock Appreciation Right grant and exercise or any other feature that would cause the Stock Appreciation Right or the Plan to become subject to Section 409A of the Code. In addition, a Stock Appreciation Right may be related to an Option, or issued “in tandem” with an Option, only if such an arrangement would not cause the Stock Appreciation Right, the Option or the Plan to become subject to Section 409A of the Code. The terms and conditions of a Stock Appreciation Right shall be set forth in a Stock Appreciation Right Agreement or may be

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included in an Option Agreement (which need not be the same for each Grantee) in such form as the Committee approves, but which is not inconsistent with the Plan. With respect to Stock Appreciation Rights that are subject to Section 16 of the Exchange Act, the Committee shall retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof), or (ii) to approve an election by a Grantee to receive cash in full or partial settlement of Stock Appreciation Rights. The number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise or settlement of an Award and as provided in Section 9(b)(iii).

(b)           Stock Appreciation Right Related to an Option. If permitted pursuant to the conditions and limitations contained in Section 9(a), a Stock Appreciation Right granted in connection with an Option shall cover the same shares of Common Stock covered by the Option (or such lesser number of shares of Common Stock as the Committee may determine) and shall, except as provided in this Section 9(b), be subject to the same terms and conditions as the related Option and the following:

(i)            Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable.

(ii)           Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount payable in whole shares of Common Stock determined by multiplying (A) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right over the Option exercise price of the Stock Appreciation Right, by (B) the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the applicable Stock Appreciation Right Agreement.

(iii)          Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of shares of Common Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered. The shares reserved for issuance under the Plan shall be reduced by the number of shares of Common Stock that were covered by the Option cancelled in connection with the exercise of the Stock Appreciation Right.

(c)           Stock Appreciation Right Unrelated to an Option. A Stock Appreciation Right unrelated to an Option shall cover such number of shares of Common Stock as the Committee shall determine.

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(i)            Terms; Duration. A Stock Appreciation Right unrelated to an Option shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall any such right have a term of greater than ten (10) years. However, each Stock Appreciation Right shall be exercisable only during such portion of its term as the Committee shall determine and, unless provided otherwise by the specific provisions of the Stock Appreciation Right Agreement, only if the Grantee’s Continuous Service has not terminated at the time of such exercise.

(ii)           Amount Payable. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount payable in whole shares of Common Stock determined by multiplying (A) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right over the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right was granted, by (B) the number of shares of Common Stock as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the applicable Stock Appreciation Right Agreement.

(iii)          Non-Transferability. No Stock Appreciation Right unrelated to an Option shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his guardian or legal representative.

10.           RESTRICTED STOCK AWARDS.

(a)           Restricted Stock Awards. A Restricted Stock Award is a grant of shares of Common Stock for such consideration, if any, and subject to such restrictions on transfer, forfeiture provisions and other terms and conditions as are established by the Committee. Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement shall be subject to the terms and conditions of this Section 10.

(b)           Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee, or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions, if any, applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

(c)           Rights as Stockholder. At the time any Restricted Stock Award is granted under the Plan, the Company and the Grantee shall enter into a Restricted Stock Agreement setting

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forth each of the matters addressed in this Section 10 and such other matters as the Committee may determine to be appropriate. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. The Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Plan or in the Restricted Stock Agreement, (i) the Grantee shall not be entitled to delivery of the share certificate evidencing the shares of Common Stock until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the share certificate evidencing the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions expire, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Award, including rules pertaining to the termination of the Grantee’s Continuous Service (by retirement, Disability, death or otherwise) prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in a Restricted Stock Agreement made in connection with the Restricted Stock Award.

(d)           Stock Certificate Delivery and Rights and Obligations of the Grantee. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the Forfeiture Restrictions have expired and the Grantee has satisfied all applicable Federal, state and local income and employment tax withholding requirements. Each Restricted Stock Agreement shall require that (i) the Grantee, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company, agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares shall be specifically performable by the Company in a court of equity or law.

(e)           Restriction Period. The Restriction Period for a Restricted Stock Award shall commence on the date of grant of the Restricted Stock Award and, unless otherwise established by the Committee and stated in the Restricted Stock Award Agreement, shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse.

(f)            Securities Restrictions. The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

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(g)           Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award. In the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(h)           Forfeiture of Restricted Stock.  Subject to the provisions of the particular Restricted Stock Agreement, upon termination of the Grantee’s Continuous Service during the Restriction Period, the shares of Common Stock subject to the Restricted Stock Award shall be forfeited by the Grantee. Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company, except that if so provided in the Restricted Stock Agreement applicable to the Restricted Stock Award, the Company shall repurchase each of the shares of Common Stock forfeited for the purchase price per share, if any, paid by the Grantee. The Committee will have discretion to determine whether the Continuous Service of a Grantee has terminated and the date on which such Continuous Service terminates and whether the Grantee’s Continuous Service terminated as a result of the Disability of the Grantee.

(i)            Lapse of Forfeiture Restrictions in Certain Events; Committee’s Discretion.  Notwithstanding the provisions of Section 10(h) or any other provision in the Plan to the contrary, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to the Grantee pursuant to a Restricted Stock Award, and upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate. Any action by the Committee pursuant to this Section 10(i) may vary among individual Grantees and may vary among the Restricted Stock Awards held by any individual Grantee. Notwithstanding the preceding provisions of this Section 10(i), the Committee may not take any action described in this Section 10(i) with respect to a Restricted Stock Award that has been granted to a Covered Employee if such Award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

(j)            Notice of Election Under 83(b).  Each Grantee making an election under Section 83(b) of the Code shall provide a copy thereof to the Company within thirty (30) days of the filing of such election with the Internal Revenue Service.

11.           PERFORMANCE AWARDS.

(a)           Designation as a Performance Award.  The Committee shall have the right to designate any Restricted Stock Award as a Performance Award. Performance Awards may be granted only to Employees.

(b)           Performance Awards.  In the case of any Restricted Stock Award to any person who is or may become a Covered Employee during the Performance Period or before payment of the Award, the Committee may grant such Award as a Performance Award that is intended to comply with the requirements of Section 162(m) of the Code, as determined by the Committee, in the amount and pursuant to the terms and conditions that the Committee may determine and set forth in the Restricted Stock Agreement, subject to the provisions of this Section 11.

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(c)           Performance Period.  Performance Awards will be awarded in connection with a Performance Period, as determined by the Committee in its discretion; provided, however, that a Performance Period may be no shorter than twelve (12) months for any Performance Awards granted to a Covered Employee.

(d)           Eligible Grantees.  Prior to the commencement of a Performance Period, the Committee shall determine the Employees who will be eligible to receive a Performance Award with respect to that Performance Period; provided that the Committee may determine the eligibility of any Employee, other than a Covered Employee, after the commencement of the Performance Period. The Committee shall provide a Restricted Stock Agreement, as applicable, to each Grantee who receives a grant of a Performance Award under the Plan as soon as administratively feasible after such Grantee receives such Award. A Restricted Stock Agreement for a Performance Award shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria and the targeted amount of his or her Performance Award, as well as any other applicable terms of the Performance Award for which the Grantee is eligible.

(e)           Performance Goals; Specific Performance Targets; Award Criteria.  Prior to the commencement of each Performance Period, the Committee shall fix and establish in writing (i) the Performance Goals that will apply to that Performance Period with respect to each Performance Award; (ii) with respect to Performance Goals, the specific performance factors and targets related to each Grantee and, if achieved, the targeted amount of the Grantee’s Performance Award; and (iii) subject to Section 11(f) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Performance Award will be earned and become payable, and the percentage of the Performance Award that will become earned and payable upon attainment of various levels of performance that equal or exceed the minimum required level.

(f)            Adjustments.

(i)            In order to assure the incentive features of the Plan and to avoid distortion in the operation of the Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Section 11(f) whether before or after the end of the Performance Period to the extent it deems appropriate in its sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Performance Awards to insulate them from the effects of unanticipated, extraordinary, major business developments, such as a special asset writedown, sale of a division and other unusual events. The determination

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of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements.

(ii)           In the event of any change in outstanding shares of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Section 11(f) for any Performance Period not then completed. Any and all such adjustments shall be conclusive and binding upon all parties concerned.

(iii)          Notwithstanding the foregoing provisions of this Section 11(f), the Committee shall have no discretion to modify or waive the Performance Goals or conditions to the grant or vesting of a Performance Award or to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Goals, unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant Restricted Stock Agreement provides for such discretion.

(g)           Section 162(m) of the Code.  If the Committee intends for a Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, it is the intent of the Company and the Committee that this Section 11 be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code, and that the Plan be operated so that the Company may take a full tax deduction for such Performance Awards. If any provision of the Plan or any Performance Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the remaining provisions hereof. Without limiting the generality of the preceding provisions of this Section 11(g), the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to shares of Common Stock covered by a Performance Award, such that the dividends and/or the shares of Common Stock maintain eligibility for the “performance-compensation exception” under Section 162(m) of the Code. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the shares of Common Stock subject to the Performance Award with respect to which the dividend is paid.

12.           GENERAL PROVISIONS REGARDING AWARDS.

(a)           Form of Award Agreement.  Each Award granted under the Plan shall be evidenced by a written Award Agreement in such form (which need not be the same for each Grantee) as the Committee from time to time approves, but which is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code.

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(b)           Awards Criteria.  In determining the amount and value of Awards to be granted, the Committee may take into account the responsibility level, performance, potential, other Awards and such other considerations with respect to a Grantee as it deems appropriate. The terms of an Award Agreement may provide that the amount payable as an Award may be adjusted for dividends or dividend equivalent.

(c)           Date of Grant.  The date of grant of an Award will be the date specified by the Committee as the effective date of the grant of an Award or, if the Committee does not so specify, will be the date on which the Committee makes the determination to grant such Award. The Award Agreement evidencing the Award will be delivered to the Grantee with a copy of the Plan and other relevant Award documents within a reasonable time after the date of grant.

(d)           Stock Price.  The exercise price or other measurement of stock value relative to any Award shall be the price determined by the Committee (but, if required by applicable law, shall be not less than the par value of the shares of Common Stock on the date of grant of the Award). The exercise price of any Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock for the date of grant of the Option; provided, however, the exercise price of any Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock for the date of grant of the Option.

(e)           Period of Award.  Awards shall be exercisable or payable within the time or times or upon the event or events determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in an Award Agreement, Awards other than Restricted Stock Awards shall terminate on (and no longer be exercisable or payable after) the earlier of:  (i) ten (10) years from the date of grant of the Award; (ii) for an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years from the date of grant of the Option; (iii) three (3) months after the Grantee is no longer serving in any capacity as an Employee, Consultant or Director of the Company for a reason other than the death or Disability of the Grantee; (iv) six (6) months after death of the Grantee; or (v) six (6) months after Disability of the Grantee.

(f)            Transferability of Awards.  Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by the Grantee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable or payable during the lifetime of the Grantee only by the Grantee; provided, that the Grantee may, however, designate persons who or which may exercise or receive his or her Awards following the Grantee’s death. Notwithstanding the preceding sentence, Non-Qualified Stock Options may be transferred to such family members, family member trusts, family limited partnerships and other family member entities as the Committee, in its sole discretion, may approve prior to any such transfer. No such transfer will be approved by the Committee if the Common Stock issuable under such transferred Award would not be eligible to be registered on Form S-8 promulgated under the Securities Act.

(g)           Acquisitions and Other Transactions.  The Committee may, from time to time, cause the Company to assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under the Plan in replacement of or in substitution for the awards assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan if the terms of such

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assumed award could be applied to an Award granted under the Plan. Such assumption shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant.

(h)           Payment.  Payment of an Award (i) may be made in cash, Common Stock or a combination thereof, as determined by the Committee in its sole discretion, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion, and (iii) to the extent applicable, shall be based on the Fair Market Value of the Common Stock for the payment or exercise date. Payment of the amount determined under Section 9(b) or 9(c) shall be made solely in whole shares of Common Stock in a number determined by their Fair Market Value on the date of exercise of the Stock Appreciation Right. If the amount payable results in a fractional share of Common Stock, the amount payable for the fractional share will be withheld pursuant to Section 12(j) hereof by the Company in connection with satisfying its tax withholding obligations with respect to the exercise of the Stock Appreciation Right. Notwithstanding the foregoing provisions of this Section 12(h), payment of the amount determined under Section 9(b) or 9(c) in connection with the exercise of a Stock Appreciation Right may be paid in cash, if such form of payment would not cause the Stock Appreciation Right or the Plan to be subject to Section 409A of the Code.

(i)            Notice.  If an Award involves an exercise, it may be exercised only by delivery to the Company of a written exercise agreement approved by the Committee (which need not be the same for each Grantee), stating the number of shares of Common Stock being purchased or with respect to which an Award is being exercised, the method of payment, and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares upon exercise of the Award, together with payment in full of any exercise price for any shares of Common Stock being purchased. Such exercise agreement may be part of a Grantee’s Award Agreement.

(j)            Withholding Taxes.  The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of Federal, state or local income taxes or other taxes with respect to the grant, exercise or payment of any Award under the Plan, including procedures for a Grantee to have shares of Common Stock withheld from the total number of shares of Common Stock to be issued or purchased upon grant or exercise of an Award. The shares of Common Stock reserved for issuance under the Plan shall be reduced by the number of shares of Common Stock withheld for the payment of taxes pursuant to this Section 12(j). Prior to issuance of any shares of Common Stock or, if applicable, payment of cash, upon exercise of an Award, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of the statutory minimum prescribed amount of any Federal, state or local income or other tax withholding obligations of the Company, if applicable.

(k)           Exercise of Award Following Termination of Continuous Service.

(i)            An Award may not be exercised after the expiration date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

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(ii)           Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)          Any Option designated as an Incentive Stock Option, to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of an Optionee’s Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

(iv)          The Committee shall have discretion to determine whether the Continuous Service of a Grantee has terminated and the effective date on which such Continuous Service terminates and whether the Grantee’s Continuous Service terminated as a result of the Disability of the Grantee.

(l)            Limitations on Exercise.

(i)            The Committee may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Award that may be purchased on any exercise of an Award; provided, that such minimum number will not prevent a Grantee from exercising the full number of shares of Common Stock as to which the Award is then exercisable.

(ii)           The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Award or otherwise make payments hereunder shall be subject to the condition that such exercise and the issuance and delivery of such shares and other actions pursuant thereto comply with Section 409A of the Code, the Securities Act, all applicable state securities and other laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

(iii)          As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.

(m)          Privileges of Stock Ownership.  Except as provided in the Plan with respect to Restricted Stock Awards, no Grantee will have any of the rights of a stockholder with respect to any shares of Common Stock subject to an Award until such Award is properly exercised and the purchased or awarded shares of Common Stock are issued and delivered to the Grantee, as

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evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery of shares of Common Stock, except as provided in the Plan.

(n)           Breach; Additional Terms. A breach of the terms and conditions of this Plan or established by the Committee pursuant to the Award Agreement shall cause a forfeiture of the Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Award, including provisions pertaining to the termination of the Grantee’s employment (by retirement, Disability, death or otherwise) prior to expiration of the Forfeiture Restrictions or other vesting provisions. Such additional terms, conditions or restrictions shall also be set forth in an Award Agreement made in connection with the Award.

13.           ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.

(a)           Capital Adjustments.  The number of shares of Common Stock (i) covered by each outstanding Award granted under the Plan, the exercise, target or purchase price of each outstanding Award, and any other terms of the Award that the Committee determines requires adjustment, and (ii) available for issuance under Sections 5 and 7 shall be adjusted to reflect, as deemed appropriate by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that the exercise, target or purchase price may not be decreased to below the par value, if any, for the shares of Common Stock as adjusted pursuant to this Section 13(a). Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. Notwithstanding the foregoing provisions of this Section 13(a), no adjustment may be made by the Committee with respect to an outstanding Award that would cause such Award and/or the Plan to become subject to Section 409A of the Code.

(b)           Dissolution or Liquidation.  The Committee shall notify the Grantee at least twenty (20) days prior to any proposed dissolution or liquidation of the Company. Unless specifically provided otherwise in an individual Award or Award Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, to the extent that an Award has not been previously exercised, or the Forfeiture Restrictions have not lapsed, any such Award that is an Option or Stock Appreciation Right shall expire, and any such Award that is a Restricted Stock Award shall be forfeited, and the shares of Common Stock subject to such Award shall be returned to the Company, in each case, immediately prior to consummation of such dissolution or liquidation, and such Award shall terminate immediately prior to consummation of such dissolution or liquidation.

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(c)           Change in Control.  Unless specifically provided otherwise with respect to Change in Control events in an individual Award or Award Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, if, during the term of the Plan, a Change in Control occurs, the surviving entity or purchaser described in Section 3(f), the “Purchaser,” shall either assume the obligations of the Company under the outstanding Awards or convert the outstanding Awards into awards of at least equal value as to capital stock of the Purchaser. In the event such Purchaser refuses to assume or substitute Awards pursuant to a Change in Control, each Award which is at the time outstanding under the Plan shall (i) except as provided otherwise in an individual Award or Award Agreement, automatically become, subject to all other terms of the Award or Award Agreement, fully vested and exercisable or payable, as appropriate, and be released from any repurchase or forfeiture provisions, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Award, (ii) the Forfeiture Restrictions applicable to all outstanding Restricted Stock Awards shall lapse and shares of Common Stock subject to such Restricted Stock Awards shall be released from escrow (or transferred from book entry with the Company’s transfer agent, if applicable), and delivered (subject to Grantee’s satisfaction of the requirements of Section 12(j)) to the Grantees of the Awards free of any Forfeiture Restriction, (iii) all other Awards shall become fully vested and payment thereof shall be accelerated using, if applicable, the then-current Fair Market Value to measure any payment that is based on the value of the Common Stock or using such higher amount as the Committee may determine to be more reflective of the actual value of such stock, and (iv) notwithstanding any contrary terms in the Award or Award Agreement, expire on a date at least twenty (20) days after the Committee gives written notice to Grantees specifying the terms and conditions of the acceleration of vesting of their Awards and, if applicable, the remaining period to exercise their Options.

To the extent that a Grantee exercises an Award before or on the effective date of the Change in Control, (i) the Company shall issue all Common Stock purchased or issuable by exercise of that Award (subject to the Grantee’s satisfaction of the requirements of Section 12(j)), and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control, and (ii) with respect to a Stock Appreciation Right that is to be settled in the form of a cash payment, the Company shall make such payment to the Grantee (subject to Grantee’s satisfaction of the requirements of Section 12(j)). Upon a Change in Control, if the outstanding Awards are not assumed or substituted by the Purchaser, the Plan shall terminate and any unexercised Awards outstanding under the Plan at that date shall terminate as of the expiration of the period specified in the notice to be provided in the immediately preceding paragraph.

14.           STOCKHOLDER APPROVAL.  The Company shall obtain the approval of the Plan by the Company’s stockholders to the extent required to satisfy Sections 162(m) or 422 of the Code or to satisfy or comply with any applicable laws or the rules of any stock exchange or national market system on which the Common Stock may be listed or quoted.  No Award that is granted as a result of any increase in the number of shares of Common Stock authorized to be issued under the Plan may be exercised or forfeiture restrictions lapse prior to the time such increase has been approved by the stockholders of the Company. No Award shall be made hereunder unless and until such stockholder approval of the Plan is obtained.

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15.           ADMINISTRATION.  The Plan shall be administered by the Committee. The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Committee of any of the provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company and all persons having an interest in any Award or any shares of Common Stock purchased or other payments received pursuant to an Award. Notwithstanding the authority hereby delegated to the Committee to grant Awards to Employees, Directors and Consultants under the Plan, the Board shall have full authority, subject to the express provisions of the Plan, to grant Awards to Employees, Directors and Consultants under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to the Plan, to determine the terms and provision of Awards granted to Employees, Consultants and Directors under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan. No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

16.           EFFECT OF PLAN.  Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, Director or Consultant any right to be granted an Award or any other rights except as may be evidenced by the Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures, or shares of preferred stock ranking prior to or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan or in any Award Agreement or in other related documents shall confer upon any Employee, Director or Consultant any right with respect to such person’s Continuous Service or interfere or affect in any way with the right of the Company or an Affiliate to terminate such person’s Continuous Service at any time, with or without cause.

17.           NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS.  Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

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18.           AMENDMENT OR TERMINATION OF PLAN.  The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including  amendment of any form of Award Agreement, exercise agreement, or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m) and 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required. No Award may be granted after termination of the Plan. Any amendment or termination of the Plan shall not affect Awards previously granted, and such Awards shall otherwise remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an Award Agreement) signed by the Grantee and the Company.

19.           EFFECTIVE DATE AND TERM OF PLAN.  The Plan shall become effective as of the Effective Date, which is the date the Plan was approved by the Company’s stockholders. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, and shall terminate on the day before the tenth anniversary of the Effective Date, unless sooner terminated by action of the Board.

20.           SEVERABILITY AND REFORMATION.  The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

21.           GOVERNING LAW.  The Plan and all issues or matters relating to the Plan shall be governed by, determined and enforced under, and construed and interpreted in accordance with the laws of the State of Texas.

22.           INTERPRETIVE MATTERS. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and visa versa. The term “include” or “including” does not denote or imply any limitation. The term “business day” means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Texas. The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.

24

FORM OF PROXY

Digital Generation Systems, Inc.

750 W. John Carpenter Frwy., Suite 700

Irving, Texas 75039

This proxy is solicited on behalf of the Digital Generation Systems, Inc. Board of

Directors for the Annual Meeting on August 24, 2006

                The undersigned hereby appoints Scott Ginsburg and/or Omar Choucair, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of the undersigned in Digital Generation Systems, Inc. at the Annual Meeting of stockholders to be held at the Wingate Inn, 850 W. Walnut Hill Lane, Irving, Texas 75038, at 10:00 a.m., central time, on August 24, 2006, and at any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished with the proxy card, subject to any directions indicated on the other side of the proxy card.

If no directions are given, the proxies will vote for each of the nominees for director and each of the other proposals listed on the other side of this proxy card. In the event that any other matter may properly come before the meeting, or any adjournment or postponement thereof, the proxies are authorized, at their discretion, to vote the matter.

Please sign on the other side of the card and return it promptly to Mellon Investor Services. If you do not sign and return a proxy card, or attend the meeting and vote by ballot, your shares cannot be voted.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

Please Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

	FOR	WITHHOLD
		AUTHORITY		FOR AGAINST ABSTAIN
1. To elect directors to serve three-year terms expiring in 2009 or, in each case until their successors have been duly elected and qualified.	☐	☐	2. To approve a proposal to amend the Company’s Certificate of Incorporation adopted and recommended by the board of directors to change the name of the Company to “DG FastChannel, Inc.”.	☐ ☐ ☐
FOR AGAINST ABSTAIN
01 Omar A. Choucair 02 Lisa Gallagher 03 David M. Kantor			3. To ratify and approve the Company’s 2006 employee stock purchase plan.	☐ ☐ ☐
FOR AGAINST ABSTAIN
			4. To ratify and approve the Company’s 2006 longterm stock incentive plan.	☐ ☐ ☐
FOR AGAINST ABSTAIN
Instruction: To withhold authority to vote for any individual nominee(s), write the nominee name(s) on the line provided below			5. To ratify the selection of KPMG LLP as the Company’s independent accountants for the fiscal year ending December 31, 2006.	☐ ☐ ☐

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature                                                                                      Signature of Stockholder                                                       Dated:                       , 2006

Please mark, sign, date and return your proxy promptly in the enclosed envelope whether or not you plan to attend the Annual Meeting. No postage is required. You may nevertheless vote in person if you do attend.

FOLD AND DETACH HERE